UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08510
Matthews International Funds

(Exact name of registrant as specified in charter)
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)
G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)
Registrant’s telephone number, including area code: 415-788-6036
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Matthews Asian Funds
FPO
ANNUAL REPORT DECEMBER 31, 2005
Asia Pacific Fund Pacific Tiger Fund Asian Growth And income Fund Chiba Fund India fund japan Fund Korea Fund

Matthews Asian Funds
Investing in the future of Asia since 1994
www.matthewsfunds.com

It is important to keep in mind that the views expressed in this report by the Investment Advisor and its portfolio managers should not be construed as investment advice or promises, and may not be relied upon as an indication of trading intent on the part of any of the Matthews Asian Funds.
CONTENTS

Message to Shareholders	2

Redemption Fee Policy and Investor Disclosure	5

Manager Commentaries, Funds at a Glance and Schedules of Investments:

Matthews Asia Pacific Fund	6

Matthews Pacific Tiger Fund	12

Matthews Asian Growth and Income Fund	16

Matthews Asian Technology Fund	22

Matthews China Fund	26

Matthews India Fund	32

Matthews Japan Fund	36

Matthews Korea Fund	42

Disclosure of Fund Expenses	48

Statements of Assets and Liabilities	50

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	58

Notes to Financial Statements	66

Tax Information	74

Approval of Investment Advisory Agreement	75

Report of Independent Registered Public Accounting Firm	79

Trustees and Officers	80

MESSAGE TO SHARE HOLDERS
FROM THE INVESTMENT ADVISOR
Dear Shareholder,
The year 2005 was a good one for Asia. While Asia’s economic performance in recent years has been notoriously uneven, the past year has seen almost all Asian economies record positive growth and produce generally positive financial market returns. We are pleased to be able to report that each of the funds comprising the Matthews Asian Funds reported gains during the year, although not all outperformed their respective benchmarks or peer groups during the period.
The year 2005 was a good one for Asia. While Asia’s economic performance in recent years has been notoriously uneven, the past year has seen almost all Asian economies record positive growth and produce generally positive financial market returns.
In total-return terms, the Matthews Korea Fund recorded the strongest performance for the year, gaining 58.76%, reflecting strong underlying returns from the Korean stock market and relative strength in the Korean currency. The least-positive returns during the year came from the mainland Chinese financial markets, where significant progress was made in financial reform during the year—in particular in the banking sector—but markets were relatively subdued. Japan’s markets provided notably strong returns for the year, although the relative performance of the Matthews Japan Fund was disappointing following a number of years of strong relative performance. We were pleased to add the Matthews India Fund to the fund family this past October and that the Indian market provided significant positive contributions to many of our regionally diversified funds over the year.
Although the region as a whole enjoyed a strong 2005, the laggards were primarily found in parts of the ASEAN region and in pockets of China’s domestic markets. Chinese “A” shares, for example, which are traded in local currency (RMB) on the Shanghai and Shenzhen exchanges, were generally lower during the year and have been consistent underperformers for a number of years. We believe this is in large part due to structural weaknesses in the market and still lackluster levels of governance and corporate transparency within China. While the authorities in China
2            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
continue to review ways to improve this situation, it is unlikely to be fully resolved until the currency is fully convertible on the capital account, which, in spite of baby steps taken in 2005, still appears to be some years away. In this respect, the most encouraging aspects of last year’s financial reforms in China were the significant number and size of foreign banks’ announced investments in large domestic Chinese banks. The reform of the banking system has long been considered a necessary precondition for the opening of the Chinese currency to foreign investors.
Japan’s recovery from 15 years of economic malaise appears to have finally gained some traction during the year, led by consistently easy monetary policy and significant political progress for the reform-minded. Japanese financial markets responded positively, although the currency generally weakened during the year. For this recovery to prove sustainable, we believe that financial sector deregulation must remain at the fore and that the Japanese consumer will have to play a major role. In this respect, the public support expressed during the year for reform of the Postal Savings System represents a major symbolic step for Japan. The re-emergence of a Japan as an innovator and economic leader bodes very well for the region as a whole. Regional politics continue to move toward an era of greater cooperation and integration but in the process must overcome major historical sensitivities that continue to bubble to the surface.
Financial markets in Asia have come a long way from the dark days of the Asian Financial Crisis, but major challenges remain. In particular, we would highlight the continued weakness of the banking systems in China and Japan, which while much improved by recent reforms, remain significantly weaker than their Western counterparts. The lack of a regional currency and the generally underdeveloped nature of Asia’s fixed-income markets create particular challenges for the
In spite of some short-term challenges, we remain encouraged by the long-term prospects for the region and believe that valuations across the region remain reasonable relative to those prospects.
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MESSAGE TO SHAREHOLDERS
region’s economic planners. At the same time, the continued trade imbalances with the rest of the world remain a potential threat. Rising interest rates elsewhere in the world have generally led to higher rates in Asia, although the increase has been generally muted. Historically high prices for oil also remain a concern. In spite of these short-term challenges, however, we remain encouraged by the long-term prospects for the region and believe that valuations across the region remain reasonable relative to those prospects.
In early January 2006, portfolio manager changes occurred to two of the funds. First, G. Paul Matthews stepped down as Co–Portfolio Manager of the Matthews Pacific Tiger Fund and Richard H. Gao was named as the Fund’s Co–Portfolio Manager. Mr. Gao is also Lead Portfolio Manager of the Matthews China Fund and Co-Manager of the Matthews Asia Pacific Fund. Mr. Matthews remains
   E-mail communications on Asia and the Funds are available at www.matthewsfunds.com
▪ Asia Weekly

▪ Asia Insight (monthly)

▪ AsiaNow Special Reports

▪ Occasional Fund Updates
Chief Investment Officer of Matthews International Capital Management, LLC, the investment advisor to the Matthews Asian Funds. Second, J. Michael Oh was named Lead Portfolio Manager of the Matthews Asian Technology Fund. Mr. Oh joined Matthews International Capital Management in 2000. G. Paul Matthews and Mark Headley remain Co-Managers of the Fund.
Thank you for your continued support of the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC
4            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com
Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.
Fund Holdings: The Fund holdings shown in this report are as of December 31, 2005. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].
Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2005, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.
You should consider the investment objectives, risks, charges and expenses of the Matthews Asian Funds carefully before making an investment decision. A prospectus with this and other information about the Funds may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.
The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.
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MATTHEWS ASIA PACIFIC FUND

PORTFOLIO MANAGEMENT	SYMBOL: MPACX
Lead Manager: Mark W. Headley
Co–Managers: G. Paul Matthews, Richard H. Gao and Andrew T. Foster
The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia Pacific.
The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
The Matthews Asia Pacific Fund enjoyed significant absolute gains during the year but disappointing returns relative to its benchmark and its peer group: For the year ended December 31, 2005, the Fund gained 18.84%; its benchmark, the MSCI All Country Asia Pacific Index, gained 23.77%; and the Lipper peer group average for the Pacific region gained 27.43%. The Asia Pacific region enjoyed strong gains due to continued positive signs of sustained recovery in Japan as well as solid growth across much of the region.
During the year, the Fund saw strong returns from its positions in the Japanese and Korean markets. Healthy contributions were found in India, Taiwan, Australia and China/Hong Kong; only in Thailand did the Fund show negative returns. On an industry basis, the Fund’s financials exposure was the primary positive factor, with Japanese banks leading the way. Consumer-related exposure was also positive. Technology was mixed for the Fund and provided
(continued on page 8)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
6            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051

			SINCE
Fund Inception: 10/31/03	3 MO	1 YR	INCEPTION[2]
Matthews Asia Pacific Fund	6.78%	18.84%	20.59%
MSCI All Country Asia Pacific Index[3]	8.67%	23.77%	21.85%
Lipper Pacific Region Funds Category Average[4]	10.39%	27.43%	22.25%

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	Average annual total returns

[3]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization—weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[4]	As of 12/31/05, the Lipper Pacific Region Funds Category Average consisted of 26 funds for the three-month period, 25 funds for the one-year period, and 25 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

Fiscal Year 2005	1.34%
PORTFOLIO TURNOVER6

Fiscal Year 2005	15.84%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

Japan	41.9%
China/Hong Kong	19.6%
South Korea	11.8%
Singapore	5.8%
India	5.2%
Taiwan	4.6%
Thailand	3.4%
Australia	3.2%
Indonesia	2.1%
United Kingdom[7]	1.0%
Cash and other	1.4%
SECTOR ALLOCATION

Financials	27.4%
Consumer Discretionary	25.4%
Information Technology	18.6%
Consumer Staples	8.9%
Telecom Services	7.7%
Industrials	6.2%
Health Care	2.9%
Materials	1.1%
Utilities	0.4%
Cash and other	1.4%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	51.3%
Mid cap ($1–$5 billion)	37.0%
Small cap (under $1 billion)	10.3%
Cash and other	1.4%

[7]	As of 12/31/05, 1.0% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$14.89	$285.2 million	2.00% within 90 calendar days	None
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MATTHEWS ASIA PACIFIC FUND
Portfolio manager commentary,
continued from page 6
only modest gains despite significant exposure. Only the Fund’s health care exposure showed an absolute loss.
The Fund suffered some relative underperformance due both to an underweight position in the large Japanese market and the relative underperformance of a number of Japanese positions. While Japan represents roughly 60% of the Fund’s benchmark, the Fund’s Japanese exposure is substantially lower, and that is unlikely to change. The Fund has consistently sought investments in China, Korea and India, and its exposure to these markets is significantly higher than the benchmark. These decisions are driven by fundamental assessments of current company valuations and future long-term growth potential rather than any short-term outlook on company earnings or market trends.
The Matthews Asia Pacific Fund continues to search the region for potential Fund holdings. We are particularly seeking exposure to Asia’s emerging health care industry as well opportunities in other areas such as media. At the close of the year, the Fund held just over 75 positions, not counting dual holdings in local markets and American Depositary Receipts. The portfolio remains dominated by its exposure to financials, consumer/retail and technology (broadly defined). We remain confident in the Asia Pacific region as an attractive asset class for long-term investors.
SCHEDULE OF INVESTMENTS*
EQUITIES: 98.6%**

	SHARES	VALUE

JAPAN: 41.9%
Mizuho Financial Group, Inc.	996	$7,904,829
The Sumitomo Trust and Banking Co., Ltd.	721,000	7,366,812
Yamada Denki Co., Ltd.	50,600	6,332,777
Nintendo Co., Ltd.	47,800	5,775,639
T&D Holdings, Inc.	86,780	5,754,183
Usen Corp.	201,880	5,631,790
Nomura Holdings, Inc.	290,000	5,557,298
Secom Co., Ltd.	105,500	5,519,439
Ryohin Keikaku Co., Ltd.	61,500	5,365,964
Takeda Pharmaceutical Co., Ltd.	97,100	5,252,877
Sharp Corp.	329,000	5,004,672
Matsushita Electric Industrial Co., Ltd.	236,000	4,552,508
NIWS Co., Ltd.	3,282	4,480,451
Ito En, Ltd.	73,800	4,417,925
Canon, Inc. ADR	72,700	4,276,941
The Chiba Bank, Ltd.	495,000	4,151,058
Rakuten, Inc.***	4,191	4,051,164
Monex Beans Holdings, Inc.	2,739	3,669,496
Shimano, Inc.	137,500	3,614,279
Nidec Corp.	40,900	3,478,416
H.I.S. Co., Ltd.	132,000	3,139,526
Makita Corp.	123,000	3,024,547
Honda Motor Co., Ltd. ADR	103,100	2,986,807
ASKUL Corp.	91,500	2,839,615
NTT DoCoMo, Inc.	1,712	2,612,965
ASKUL Corp. W/I***	59,400	1,843,422
Honda Motor Co., Ltd.	17,000	970,111

Total Japan		119,575,511

8          MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE

CHINA/HONG KONG: 19.6%
Lenovo Group, Ltd.	10,324,000	$4,760,119
Dah Sing Financial Holdings, Ltd.	667,600	4,640,865
Swire Pacific, Ltd. A Shares	513,000	4,604,902
Giordano International, Ltd.	7,844,000	4,400,689
China Mobile HK, Ltd. ADR	181,600	4,365,664
Shangri-La Asia, Ltd.	2,584,000	4,315,748
PICC Property & Casualty Co., Ltd. H Shares	12,128,000	3,480,270
China Vanke Co., Ltd. B Shares	5,343,043	3,424,829
COSCO Pacific, Ltd.	1,742,000	3,190,291
SA SA International Holdings, Ltd.	8,934,000	3,111,025
Television Broadcasts, Ltd.	581,000	3,087,217
ASM Pacific Technology, Ltd.	533,500	3,010,276
Sina Corp. ***	113,500	2,742,160
Lianhua Supermarket Holdings Co., Ltd. H Shares	2,800,000	2,618,122
China Travel International Investment HK, Ltd.	10,376,000	2,489,068
Hong Kong & China Gas Co.	571,000	1,218,787
China Mobile HK, Ltd.	80,500	381,027

Total China/Hong Kong		55,841,059

SOUTH KOREA: 11.8%
Samsung Electronics Co., Ltd.	7,420	$4,773,723
Amorepacific Corp.	12,976	4,046,234
SK Telecom Co., Ltd. ADR	193,800	3,932,202
Nong Shim Co., Ltd.	13,312	3,674,483
S1 Corp.	71,390	3,078,332
Shinhan Financial Group Co., Ltd.	71,380	2,870,888
GS Home Shopping, Inc.	21,289	2,687,251
Kookmin Bank ADR ***	35,540	2,655,193
Hyundai Motor Co.	27,020	2,570,469
NCSoft Corp. ***	29,730	2,236,346
Kookmin Bank	16,590	1,250,333

Total South Korea		33,775,454

SINGAPORE: 5.8%
DBS Group Holdings, Ltd.	538,700	5,346,014
Fraser and Neave, Ltd.	372,800	4,148,077
Venture Corp., Ltd.	471,600	3,914,281
Hyflux, Ltd.	1,840,812	3,044,678

Total Singapore		16,453,050

See footnotes on page 11.
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MATTHEWS ASIA PACIFIC FUND
SCHEDULE OF INVESTMENTS* (continued)
EQUITIES (continued)

	SHARES	VALUE

INDIA: 5.2%
Tata Consultancy Services, Ltd.	87,363	$3,305,504
Dabur India, Ltd.	685,364	3,206,337
Nestle India, Ltd.	152,178	3,166,330
Sun Pharmaceuticals Industries, Ltd.	197,862	2,999,701
HDFC Bank, Ltd.	130,195	2,050,799

Total India		14,728,671

TAIWAN: 4.6%
Hon Hai Precision Industry Co., Ltd.	1,061,961	5,823,130
Taiwan Semiconductor Manufacturing Co., Ltd.	2,337,848	4,451,145
Taiwan Secom Co., Ltd.	1,786,020	2,747,598

Total Taiwan		13,021,873

THAILAND: 3.4%
Advanced Info Service Public Co., Ltd.	1,910,100	$5,028,417
Bangkok Bank Public Co., Ltd.	1,632,700	4,576,734

Total Thailand		9,605,151

AUSTRALIA: 3.2%
BHP Billiton, Ltd.	196,529	3,277,715
Australia & New Zealand Banking Group, Ltd.	169,523	2,976,442
AXA Asia Pacific Holdings, Ltd.	795,509	2,962,593

Total Australia		9,216,750

INDONESIA: 2.1%
PT Ramayana Lestari Sentosa	37,330,000	3,065,087
PT Astra International	2,760,000	2,846,652

Total Indonesia		5,911,739

UNITED KINGDOM: 1.0%
HSBC Holdings Public Co., Ltd.	36,500	2,937,155

Total United Kingdom		2,937,155

10          MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

VALUE

TOTAL INVESTMENTS: 98.6%	$281,066,413
(Cost $229,365,434****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%	4,102,689

NET ASSETS: 100.0%	$285,169,102

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this Fund (Note 1-A)

**	As a percentage of net assets as of December 31, 2005

***	Non–income producing security

****	Cost for Federal tax purposes is $229,411,026 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$55,350,806
	Gross unrealized depreciation	(3,695,419)

	Net unrealized appreciation	$51,655,387

ADR	American Depositary Receipt

W/I	When Issued Shares
See accompanying notes to financial statements.
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MATTHEWS PACIFIC TIGER FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAPTX
Lead Manager: Mark W. Headley
Co—Manager: G. Paul Matthews
The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the year ended December 31, 2005, the Matthews Pacific Tiger Fund enjoyed a third consecutive year of strong returns across most markets in the region: The Fund gained 22.51% versus its two benchmarks, the MSCI All Country Far East ex-Japan Index and the MSCI All Country Asia ex-Japan Index, which returned 21.84% and 23.17%, respectively. (The second MSCI index has been added to reflect investments in India, consistent with the Fund’s current strategy; the Far East index does not include India.) The Fund’s Lipper peer group of the Asia ex-Japan universe, which includes both single-country and diversified funds, gained 27.88% over the same period. The region saw strong growth from most major economies, and markets shrugged off modestly rising interest rates as well as significant increases in energy and commodity prices.
The Fund enjoyed extremely strong returns from its exposure to the Korean market, with core areas of exposure in technology, financials and consumer/retail all contributing significantly to the Fund’s return. On a geographic basis, China, Taiwan and India also made significant positive contributions. Thailand was the only market where the Fund failed to see a positive return, and Hong Kong was weighed down by a corporate
(continued on page 14)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
12          MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051

Fund Inception: 9/12/94			Average Annual Total Returns
						SINCE
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Pacific Tiger Fund	5.63%	22.51%	34.25%	19.55%	9.25%	7.93%
MSCI All Country Far East ex-Japan Index[2]	6.32%	21.84%	27.59%	13.04%	1.09%	0.63%[4]
MSCI All Country Asia ex-Japan Index[3]	6.51%	23.17%	28.69%	13.43%	1.96%	0.96%[4]
Lipper Pacific ex-Japan Funds Category Average[5]	7.55%	27.88%	29.28%	15.93%	6.36%	3.31%[4]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI All Country Far East ex-Japan Index is a free float—adjusted market capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[4]	Calculated from 8/31/94.

[5]	As of 12/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods; 48 funds for the three-year period; 41 funds for the five-year period; 18 funds for the 10-year period; and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES6

Fiscal Year 2005	1.31%
PORTFOLIO TURNOVER7

Fiscal Year 2005	3.03%

[6]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

China/Hong Kong	31.7%
South Korea	26.1%
Singapore	11.0%
Taiwan	9.6%
India	9.4%
Thailand	6.8%
Indonesia	3.3%
Philippines	0.3%
Cash and other	1.8%
SECTOR ALLOCATION

Financials	29.8%
Information Technology	20.6%
Consumer Discretionary	14.8%
Consumer Staples	14.2%
Telecom Services	9.8%
Industrials	6.5%
Health Care	2.5%
Cash and other	1.8%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	30.6%
Mid cap ($1—$5 billion)	52.0%
Small cap (under $1 billion)	15.6%
Cash and other	1.8%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$19.27	$2.03 billion	2.00% within 90 calendar days	None
800.789.ASIA [2742]          www.matthewsfunds.com          13

MATTHEWS PACIFIC TIGER FUND
Portfolio manager commentary,
continued from page 12
failure of a small manufacturing position of the Fund in the first half of the year.
On an industry basis, technology holdings (broadly defined) were the strongest areas of contribution driven by holdings in Korea, Taiwan and China. After generally underper-forming for several years, we believe that technology in general offers attractive valuations and interesting growth opportunities. Financials and consumer/retail exposure was also broadly positive across the region. The Fund holds numerous core positions in major Asian banks, and we continue to see these institutions as an attractive option to gain broad exposure to domestic economies. Much of the Fund’s smaller-company exposure is in domestic consumer/retail groups.
The Fund continues to hold approximately 50% of its portfolio in the mid-capitalization range, long our favorite hunting ground. From a valuation standpoint, Asia ex-Japan markets are no longer seen as being significantly undervalued, and future returns should be largely generated by earnings growth. The range of valuations in the portfolio resembles a bell curve, with some deep-value holdings complementing a handful of expensive, high-growth holdings. The bulk of the portfolio is in holdings that we believe well fit the Fund’s growth-at-a-reasonable price approach. The number of holdings in the Fund has modestly increased as we have sought exposure to new sectors and subsequently increased the number of smaller companies in the portfolio.
In January 2006, Richard H. Gao was named Co-Manager of the Fund and G. Paul Matthews relinquished his Co-Manager role. Mr. Matthews remains Chief Investment Officer of Matthews International Capital Management, LLC, the investment advisor to the Matthews Asian Funds. No other changes to the Fund’s management occurred.
SCHEDULE OF INVESTMENTS*
EQUITIES: 98.2%**

	SHARES	VALUE

CHINA/HONG KONG: 31.7%
Dah Sing Financial Holdings, Ltd.	8,678,800	$60,331,240
Lenovo Group, Ltd.	127,062,000	58,584,879
Swire Pacific, Ltd. A Shares	6,347,000	56,973,322
PICC Property & Casualty Co., Ltd. H Shares	187,794,000	53,889,671
Hang Lung Group, Ltd.	23,291,000	49,413,754
Giordano International, Ltd.	81,203,000	45,557,002
COSCO Pacific, Ltd.	22,580,000	41,352,911
Television Broadcasts, Ltd.	7,657,700	40,690,158
Shangri-La Asia, Ltd.	23,388,000	39,062,197
Li Ning Co., Ltd.	45,539,000	32,302,786
China Mobile HK, Ltd.	6,779,217	32,087,760
SA SA International Holdings, Ltd.	67,740,000	23,588,633
China Mobile HK, Ltd. ADR	863,450	20,757,338
Integrated Distribution Services Group, Ltd.	17,642,000	20,022,776
Travelsky Technology, Ltd. H Shares	20,406,000	18,817,318
Dickson Concepts International, Ltd.	12,040,400	16,460,408
Vitasoy International Holdings, Ltd.	26,670,750	9,803,336
Bank of Communications Co., Ltd. H Shares ***	18,928,000	8,605,134
Dynasty Fine Wines Group, Ltd. ***	22,652,000	8,399,206
Agile Property Holdings, Ltd. ***	16,028,000	7,751,833
Moulin Global Eyecare Holdings ***, ****	16,266,000	0

Total China/Hong Kong		644,451,662

SOUTH KOREA: 26.1%
Hana Financial Group, Inc.	1,467,133	67,054,012
NHN Corp. ***	229,336	60,395,903
Amorepacific Corp.	171,811	53,574,867
Hite Brewery Co., Ltd.	371,687	52,635,883
SK Telecom Co., Ltd.	274,475	49,113,795
Samsung Securities Co., Ltd.	801,260	48,291,681
Samsung Electronics Co., Ltd.	74,443	47,893,567
Nong Shim Co., Ltd.	165,546	45,695,305
14          MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE

SOUTH KOREA (continued)
S1 Corp.	652,670	$28,143,087
GS Home Shopping, Inc.	203,486	25,685,468
Kookmin Bank	335,620	25,294,569
Pulmuone Co., Ltd.	236,540	10,761,276
Kookmin Bank ADR ***	115,300	8,614,063
SK Telecom Co., Ltd. ADR	409,700	8,312,813

Total South Korea		531,466,289

SINGAPORE: 11.0%
DBS Group Holdings, Ltd.	6,588,750	65,386,206
Fraser and Neave, Ltd.	4,581,550	50,978,062
Venture Corp., Ltd.	5,407,800	44,884,756
Hyflux, Ltd.	26,074,187	43,126,343
Parkway Holdings, Ltd.	15,603,000	19,801,119

Total Singapore		224,176,486

TAIWAN: 9.6%
Hon Hai Precision Industry Co., Ltd.	12,255,974	67,204,098
Taiwan Semiconductor Manufacturing Co., Ltd.	29,403,952	55,983,641
President Chain Store Corp.	23,775,000	49,829,254
Taiwan Mobile Co., Ltd.	24,867,000	21,741,060

Total Taiwan		194,758,053

INDIA: 9.4%
Infosys Technologies, Ltd.	627,048	41,762,554
Cipla, Ltd.	3,136,149	30,904,955
I-Flex Solutions, Ltd.	958,965	22,897,301
UTI Bank, Ltd.	3,487,200	22,192,682
HDFC Bank, Ltd.	1,290,624	20,329,587
Hero Honda Motors, Ltd.	1,019,800	19,484,877
Bank of Baroda	3,603,715	19,290,027
Titan Industries, Ltd.	753,571	13,760,898

Total India		190,622,881

THAILAND: 6.8%
Advanced Info Service Public Co., Ltd.	25,665,500	$67,565,485
Bangkok Bank Public Co., Ltd.	22,841,200	64,027,739
Serm Suk Public Co., Ltd.	12,778,700	6,478,902

Total Thailand		138,072,126

INDONESIA: 3.3%
PT Ramayana Lestari Sentosa	277,326,000	22,770,652
PT Bank Central Asia	64,914,000	22,340,048
PT Astra International	21,659,230	22,339,234

Total Indonesia		67,449,934

PHILIPPINES: 0.3%
SM Prime Holdings, Inc.	35,806,000	5,316,248

Total Philippines		5,316,248

TOTAL INVESTMENTS: 98.2%		1,996,313,679
(Cost $1,517,786,093*****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		35,681,782

NET ASSETS: 100.0%		$2,031,995,461

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this Fund (Note 1-A)

**	As a percentage of net assets as of December 31, 2005

***	Non—income producing security

****	Illiquid and fair valued under direction of the Board of Trustees

*****	Cost for Federal tax purposes is $1,518,311,621 and net unrealized appreciation consists of:

Gross unrealized appreciation	$506,766,057
Gross unrealized depreciation	(28,763,999)

Net unrealized appreciation	$478,002,058

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789.ASIA [2742]         www.matthewsfunds.com          15

MATTHEWS ASIAN GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT	SYMBOL: MACSX
Lead Manager: G. Paul Matthews
Co–Manager: Andrew T. Foster
The Matthews Asian Growth and Income Fund invests at least 80% of its assets in dividend-paying equity securities and convertible securities, of any duration or quality, of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
Note: This fund is closed to most new investors.
PORTFOLIO MANAGER COMMENTARY (Please see page 18)
TOTAL RETURNS AS OF DECEMBER 31, 20051
Fund Inception: 9/12/94

			AVERAGE ANNUAL TOTAL RETURNS
						SINCE
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Asian Growth and Income Fund	2.11%	15.76%	24.91%	19.41%	12.75%	11.75%
MSCI All Country Far East ex-Japan Index[2]	6.32%	21.84%	27.59%	13.04%	1.09%	0.63%[3]
Lipper Pacific ex-Japan Funds Category Average[4]	7.55%	27.88%	29.28%	15.93%	6.36%	3.31%[3]

1   Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.
2   The MSCI All Country Far East ex-Japan Index is a free float—adjusted market capitalization—weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.
3   Calculated from 8/31/94.
4   As of 12/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods; 48 funds for the three-year period; 41 funds for the five-year period; 18 funds for the 10-year period; and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
30-DAY SEC YIELD5

Fiscal Year 2005	2.49%
DISTRIBUTION YIELD6

Fiscal Year 2005	2.49%

5   The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/05, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.
6   The Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 12/31/05, expressed as an annual percentage rate based on the Fund’s share price on 12/31/05. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.
16            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
OPERATING EXPENSES7

Fiscal Year 2005	1.27%
PORTFOLIO TURNOVER 8

Fiscal Year 2005	20.16%

7   Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
8   The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

China/Hong Kong	35.2%
South Korea	18.9%
Singapore	12.4%
Japan[9]	6.9%
India[9]	6.5%
Taiwan	5.7%
Thailand	5.4%
United Kingdom[9]	2.7%
Australia[9]	2.6%
Indonesia	1.7%
Malaysia	0.9%
Cash and other	1.1%
SECTOR ALLOCATION

Financials	31.5%
Consumer Discretionary	18.2%
Telecom Services	17.4%
Consumer Staples	9.3%
Industrials	7.1%
Utilities	6.8%
Energy	3.9%
Health Care	2.8%
Materials	1.4%
Information Technology	0.5%
Cash and other	1.1%
BREAKDOWN BY SECURITY TYPE

Common Equities	72.0%
Convertible Bonds	17.3%
Preferred Equities	5.2%
Corporate Bonds	4.4%
Cash and other	1.1%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	57.9%
Mid cap ($1–$5 billion)	31.2%
Small cap (under $1 billion)	9.8%
Cash and other	1.1%

9   As of 12/31/05, 6.9% of the assets of the Matthews Asian Growth and Income Fund were invested in Japan, 6.5% of the Fund’s assets were invested in India, 2.7% of the Fund’s assets were invested in the United Kingdom, and 2.6% of the Fund’s assets were invested in Australia, which are not included in the MSCI All Country Far East ex-Japan Index.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$17.14	$1.68 billion	2.00% within 90 calendar days	None
800.789.ASIA [2742]         www.matthewsfunds.com          17

MATTHEWS ASIAN GROWTH AND INCOME FUND
PORTFOLIO MANAGER COMMENTARY
The Matthews Asian Growth and Income Fund enjoyed strong absolute performance in 2005 and, although it was outperformed by many of its equity peers and its regional benchmark during the year, we believe that the returns achieved in 2005 were consistent with the Fund’s objectives and history. For the year ended December 31, 2005, the Fund gained 15.76% versus its benchmark MSCI All Country Far East ex-Japan Index’s gain of 21.84%; The Fund’s Lipper peer category average returned 27.88% for the same period. The Fund seeks long-term capital appreciation and some income through investment in dividend-paying Asian equities and convertible bonds, a strategy conceived as a way for investors to participate in Asia’s long-term growth while ideally mitigating some of the volatility that has been a consistent feature of Asia’s financial markets. This strategy is likely to lead to periods of relative underperformance during strong upward moves in underlying equity markets, as was the case in 2005.
During the year, the Fund benefited most from its investments in Korean equities and preferred shares. Within the Korean portfolio, financial shares performed particularly well, benefiting from regulatory changes allowing banks to form holding companies to broaden their businesses into areas such as insurance. Korean preferred shares, which represented only a small portion of the portfolio, performed particularly well. Relative to the regional benchmark, the Fund suffered from its limited exposure to the information technology sector. Technology-related stocks in Asia enjoyed relatively strong performance in the final quarter of the year, and because few of these securities offer any significant dividend yield, they are generally underrepresented in the Fund’s portfolio, accounting for some of the benchmark’s outperformance in the final weeks of the year.
The Fund has marginally increased its relative weighting in consumer-related securities to approximately 21% of the Fund, at the expense of its exposure to financial stocks. The geographic exposure of the portfolio has not changed dramatically, but exposure to Korea has been reduced in favor of a modest increase in positions in Taiwan, Australia and India.
18            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
SCHEDULE OF INVESTMENTS*
COMMON EQUITIES: 72.0%**

	SHARES	VALUE

CHINA/HONG KONG: 27.9%
Hongkong Land Holdings, Ltd.	12,632,700	$39,666,678
Citic Pacific, Ltd.	13,874,000	38,381,575
HongKong Electric Holdings, Ltd.	5,914,500	29,291,598
CLP Holdings, Ltd.	4,775,200	27,713,915
MTR Corp.	13,930,800	27,399,315
Hengan International Group Co., Ltd.	22,876,000	25,963,101
China Netcom Group Corp. HK, Ltd.	16,023,500	25,935,517
Hong Kong & China Gas Co., Ltd.	11,938,000	25,481,406
Television Broadcasts, Ltd.	4,755,000	25,266,294
Hang Lung Group, Ltd.	11,033,000	23,407,408
Hang Seng Bank, Ltd.	1,518,100	19,814,116
Café de Coral Holdings, Ltd.	16,415,100	19,477,139
Shangri-La Asia, Ltd.	11,327,400	18,918,810
Wharf Holdings, Ltd.	5,142,000	18,170,900
China Travel International Investment HK, Ltd.	69,908,000	16,770,022
PCCW, Ltd.	26,841,000	16,529,734
I-CABLE Communications, Ltd.	64,332,000	15,764,292
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	14,083,973
Giordano International, Ltd.	24,585,000	13,792,827
Vitasoy International Holdings, Ltd.	31,031,000	11,406,028
PetroChina Co., Ltd. H Shares	9,756,000	7,989,863
PetroChina Co., Ltd. ADR	64,650	5,298,714
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,682,855

Total China/Hong Kong		468,206,080

SOUTH KOREA :10.2%
SK Telecom Co., Ltd.	187,160	$33,489,891
Hana Financial Group, Inc.	632,230	28,895,496
Shinhan Financial Group Co., Ltd.	696,320	28,005,836
Korea Electric Power Corp.	480,590	17,962,408
KT Corp.	386,600	15,585,238
KT Corp. ADR	718,800	15,490,140
SK Telecom Co., Ltd. ADR	395,300	8,020,637
Daehan City Gas Co., Ltd.	280,300	7,711,470
Korea Electric Power Corp. ADR	259,750	5,062,527
GIIR, Inc.	280,240	5,016,323
Korean Reinsurance Co.	361,430	3,760,284

Total South Korea		169,000,250

SINGAPORE: 9.3%
Fraser and Neave, Ltd.	3,373,820	37,539,873
Singapore Post, Ltd.	49,123,000	33,976,754
Singapore Press Holdings, Ltd.	8,180,500	21,156,678
Singapore Exchange, Ltd.	11,822,000	20,619,974
CapitaMall Trust REIT	14,252,900	19,202,175
Parkway Holdings, Ltd.	13,564,000	17,213,509
Yellow Pages, Ltd.	6,685,000	5,508,345

Total Singapore		155,217,308

JAPAN: 6.9%
Kao Corp.	1,261,000	33,787,764
Nippon Building Fund, Inc. REIT	2,902	24,483,741
Japan Retail Fund Investment Corp. REIT	2,860	22,213,592
Japan Real Estate Investment Corp. REIT	2,258	18,610,048
Tokyu REIT, Inc.	2,543	17,314,868

Total Japan		116,410,013

See footnotes on page 21.
800.789.ASIA [2742]         www.matthewsfunds.com            19

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS* (continued)
COMMON EQUITIES (continued)

	SHARES	VALUE

THAILAND: 5.4%
Advanced Info Service Public Co., Ltd.	8,125,400	$21,390,450
PTT Public Co., Ltd.	3,739,000	20,597,538
BEC World Public Co., Ltd.	43,485,100	14,309,539
Bangkok Bank Public Co., Ltd.	4,909,900	13,763,278
Charoen Pokphand Foods Public Co., Ltd.	90,606,000	13,472,190
Thai Reinsurance Public Co., Ltd.	25,672,800	3,116,406
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	2,464,388
MCOT Public Co., Ltd.	2,877,600	1,999,064

Total Thailand		91,112,853

TAIWAN: 2.8%
Chunghwa Telecom Co., Ltd. ADR	1,445,500	26,524,925
Taiwan Secom Co., Ltd.	11,287,960	17,365,299
Chunghwa Telecom Co., Ltd.	648,000	1,121,240

Total Taiwan		45,011,464

UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	519,800	41,828,306
HSBC Holdings PLC	196,800	3,160,009

Total United Kingdom		44,988,315

AUSTRALIA: 2.6%
AXA Asia Pacific Holdings, Ltd.	5,305,373	19,757,994
Insurance Australia Group, Ltd.	6,129,645	24,355,544

Total Australia		44,113,538

INDIA: 2.5%
Hindustan Lever, Ltd.	6,327,142	$27,737,054
Hero Honda Motors, Ltd.	812,300	15,520,265

Total India		43,257,319

INDONESIA: 1.7%
PT Telekomunikasi Indonesia ADR	745,500	17,787,630
PT Tempo Scan Pacific	12,357,000	7,053,597
PT Ramayana Lestari Sentosa	44,735,500	3,673,137

Total Indonesia		28,514,364

TOTAL COMMON EQUITIES
(Cost $904,486,758)		1,205,831,504

PREFERRED EQUITIES: 5.2%**

SOUTH KOREA: 5.2%
Hyundai Motor Co., Ltd., 2nd Pfd.	455,790	30,666,629
Hyundai Motor Co., Ltd., Pfd.	472,380	30,152,565
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	142,820	11,807,286
LG Chem Ltd., Pfd.	242,450	9,518,735
LG Household & Health Care, Ltd., Pfd.	177,830	5,664,750

Total South Korea		87,809,965

TOTAL PREFERRED EQUITIES
(Cost $23,603,658)		87,809,965

20            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
INTERNATIONAL DOLLAR BONDS: 21.7%**

	FACE AMOUNT	VALUE

CHINA/HONG KONG: 7.3%
PCCW Capital II, Ltd., Cnv. 1.000%, 01/29/07	$38,436,000	$43,817,040
CNOOC Finance 2004, Ltd., Cnv. 0.000%, 12/15/09	29,354,000	30,821,700
Shangri-La Finance, Ltd., Cnv. 0.000%, 03/15/09	16,422,000	22,703,415
Hang Lung Properties, Ltd., Cnv. 5.500%, 12/29/49	11,120,000	13,292,848
BCA Finance, Ltd., Cnv. 0.000%, 11/28/08	12,170,000	11,257,250

Total China/Hong Kong		121,892,253

INDIA: 4.0%
Housing Development Finance Corp., Cnv. 0.000%, 9/27/10	24,900,000	26,362,875
Sun Pharmaceuticals Industries Ltd., Cnv. 0.000%, 11/26/09	21,768,000	23,318,970
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	16,449,000	17,106,960

Total India		66,788,805

SOUTH KOREA: 3.5%
SK Telecom Co., Ltd., Cnv. 0.000%, 05/27/09	24,960,000	28,080,000
KT Corp. 5.875%, 06/24/14	20,700,000	21,571,263
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	8,500,000	8,925,000

Total South Korea		58,576,263

SINGAPORE: 3.1%
DBS Bank, Ltd. 7.875%, 08/10/09	32,788,000	35,842,530
Singapore Telecommunications, Ltd. 6.375%, 12/01/11	15,315,000	16,368,672

Total Singapore		52,211,202

TAIWAN: 2.9%
Cathay Financial Holding Co., Ltd., Cnv. 0.000%, 05/20/07	$24,399,000	$29,949,773
SinoPac Financial Holdings Co., Ltd., Cnv. 0.000%, 07/12/07	15,204,000	18,814,950

Total Taiwan		48,764,723

MALAYSIA: 0.9%
Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	14,740,000	15,569,125

Total Malaysia		15,569,125

TOTAL INTERNATIONAL DOLLAR BONDS		363,802,371
(Cost $352,449,953)

TOTAL INVESTMENTS: 98.9%		1,657,443,840
(Cost $1,280,540,369***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		19,114,791

NET ASSETS: 100.0%		$1,676,558,631

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this Fund (Note 1-A)

**	As a percentage of net assets as of December 31, 2005

***	Cost for Federal tax purposes is $1,302,566,885 and net unrealized appreciation consists of:

Gross unrealized appreciation	$381,502,771
Gross unrealized depreciation	(26,625,816)

Net unrealized appreciation	$354,876,955

ADR American Depositary Receipt Cnv. Convertible Pfd. Preferred

REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
           800.789.ASIA [2742]      www.matthewsfunds.com            21

MATTHEWS ASIAN TECHNOLOGY FUND

PORTFOLIO MANAGEMENT	SYMBOL: MATFX
Co–Managers: Mark W. Headley and Andrew T. Foster
The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.
PORTFOLIO MANAGER COMMENTARY
For the year ended December 31, 2005, the Matthews Asian Technology Fund gained 19.82%, outperforming both the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Funds Category Average, which gained 17.81% and 5.11%, respectively. The Asian technology sector generally benefited from strong sales of various digital products in the United States at year-end.
The sectors that made the largest positive contributions to Fund performance were software and services, semiconductors and semiconductor equipment, and technology hardware and equipment. The Fund’s positions in the Internet sector contributed the most to the Fund’s relative performance for the year. Capital goods, media and online retailing were the worst-performing sectors in the Fund and detracted from Fund performance.
On a country basis, positions in Korea, Taiwan and China made the largest positive
(continued on page 24)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
22            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051
Fund Inception: 12/27/99

			Average Annual Total Returns
					SINCE
	3 MO	1 YR	3 YRS	5 YRS	INCEPTION
Matthews Asian Technology Fund	11.05%	19.82%	30.65%	9.63%	–5.99%
MSCI/Matthews Asian Technology Index[2]	12.32%	17.81%	20.60%	1.49%	–11.27%[3]
Lipper Science and Technology Funds Category Average[4]	3.99%	5.11%	19.70%	–8.81%	–12.85%[3]

1   Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.
2   The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.
3   Calculated from 12/31/99.
4   As of 12/31/05, the Lipper Science and Technology Funds Category Average consisted of 297 funds for the three-month period, 284 funds for the one-year period, 263 funds for the three-year period, 221 funds for the five-year period, and 113 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

Fiscal Year 2005	1.48%
PORTFOLIO TURNOVER6

Fiscal Year 2005	29.76%

5   Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
6   The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

Japan	29.4%
South Korea	24.5%
China/Hong Kong	16.6%
Taiwan	11.6%
India	8.3%
Singapore	3.0%
Thailand	2.4%
Indonesia	1.9%
Australia	0.4%
Cash and other	1.9%
SECTOR ALLOCATION

Information Technology	72.4%
Telecom Services	13.4%
Consumer Discretionary	9.3%
Health Care	3.0%
Cash and other	1.9%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	57.8%
Mid cap ($1–$5 billion)	26.7%
Small cap (under $1 billion)	13.6%
Cash and other	1.9%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$6.53	$50.4 million	2.00% within 90 calendar days	None
           800-789.ASIA(2742)      www.matthewsfunds.com            23

MATTHEWS ASIAN TECHNOLOGY FUND
Portfolio manager commentary,
continued from page 22
contributions, while Thailand and Singapore were the worst performers. Korean technology stocks in general posted strong gains as Korean markets overall performed strongly during the year. On a stock basis, a Korean Internet search/portal company and a Korean semiconductor manufacturer made the largest positive contributions to the Fund’s performance for the year. A Chinese Internet portal and a Japanese software company were the worst-performing stocks. During the year, the Fund added to its positions in the software, semiconductors and electronic components sectors.
The Fund continues to seek new investment opportunities in software and services, Internet and high-tech component areas while maintaining its exposure to telecommunications services. We believe that rising incomes among consumers in the Asia Pacific region should translate to higher consumption of Asian technology products. Furthermore, we believe that this trend could result in less reliance on exports in the future, which would allow Asian technology companies to achieve a degree of independence from global technology cycles.
In January 2005, J. Michael Oh was named Lead Manager of the Fund. No other changes to the Fund’s management occurred.
SCHEDULE OF INVESTMENTS*
EQUITIES: 98.1%**

	SHARES	VALUE

JAPAN: 29.4%
Matsushita Electric Industrial Co., Ltd.	78,000	$1,504,642
Nidec Corp.	16,200	1,377,759
Rakuten, Inc.***	1,303	1,259,524
Sharp Corp.	74,000	1,125,671
NIWS Co., Ltd.	810	1,105,779
Hoya Corp.	28,300	1,017,442
Nintendo Co., Ltd.	7,985	964,822
Sumco Corp.***	17,500	918,514
Usen Corp.	32,300	901,064
Sony Corp.	20,300	829,660
Keyence Corp.	2,800	796,540
Square Enix Co., Ltd.	26,700	749,370
Hirose Electric Co., Ltd.	5,400	720,244
Canon, Inc. ADR	11,000	647,130
Kakaku.com, Inc.	111	544,012
NTT DoCoMo, Inc.	230	351,041

Total Japan		14,813,214

SOUTH KOREA: 24.5%
Samsung Electronics Co., Ltd.	5,288	3,402,082
NHN Corp. ***	10,715	2,821,808
LG Life Sciences, Ltd. ***	26,212	1,267,069
SK Telecom Co., Ltd.	6,539	1,170,071
NCSoft Corp. ***	13,463	1,012,712
WiderThan Co., Ltd. ADR ***	62,700	949,905
LG.Philips LCD Co., Ltd. ADR ***	35,000	751,100
CDNetworks Co., Ltd. ***	18,425	501,008
Amotech Co., Ltd.	36,853	466,303

Total South Korea		12,342,058

24            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE

CHINA/HONG KONG: 16.6%
China Mobile HK, Ltd. ADR	68,900	$1,656,356
Lenovo Group, Ltd.	2,879,000	1,327,430
ASM Pacific Technology	234,500	1,323,167
The9, Ltd. ADR ***	56,900	870,001
Tencent Holdings, Ltd.	803,000	859,582
TPV Technology, Ltd.	684,000	670,446
Sina Corp. ***	26,600	642,656
ZTE Corp. H Shares	181,400	610,621
Comba Telecom Systems Holdings, Ltd.	1,156,000	406,273
Baidu.com ADR ***	200	12,584

Total China/Hong Kong		8,379,116

TAIWAN: 11.6%
Hon Hai Precision Industry Co., Ltd.	360,515	1,976,839
Taiwan Semiconductor Manufacturing Co., Ltd.	1,003,336	1,910,301
MediaTek, Inc.	84,000	990,297
Quanta Computer, Inc.	412,005	578,601
Sunplus Technology Co., Ltd.	299,773	379,893

Total Taiwan		5,835,931

INDIA: 8.3%
Infosys Technologies, Ltd.	24,875	1,656,721
Tata Consultancy Services, Ltd.	37,668	1,425,222
I-Flex Solutions, Ltd.	25,056	598,265
Bharti Tele-Ventures, Ltd. ***	66,900	513,998

Total India		4,194,206

SINGAPORE: 3.0%
Venture Corp., Ltd.	119,600	992,680
GES International, Ltd.	932,000	521,312

Total Singapore		1,513,992

THAILAND: 2.4%
Advanced Info Service Public Co., Ltd.	462,800	$1,218,340

Total Thailand		1,218,340

INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	38,900	928,154

Total Indonesia		928,154

AUSTRALIA: 0.4%
Novogen, Ltd. ***	60,532	220,993

Total Australia		220,993

TOTAL INVESTMENTS: 98.1%		49,446,004
(Cost $38,240,212****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.9%		979,929

NET ASSETS: 100.0%		$50,425,933

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this Fund (Note 1-A)

**	As a percentage of net assets as of December 31, 2005

***	Non–income producing security

****	Cost for Federal tax purposes is $38,451,260 and net unrealized appreciation consists of:

Gross unrealized appreciation	$13,049,970
Gross unrealized depreciation	(2,055,226)

Net unrealized appreciation	$10,994,744

ADR	American Depositary Receipt
See accompanying notes to financial statements.
              800.789.ASIA (2742)         www.matthewsfunds.com 25

MATTHEWS CHINA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MCHFX
Lead Manager: Richard H. Gao
Co–Managers: Mark W. Headley and G. Paul Matthews
The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.
PORTFOLIO MANAGER COMMENTARY
For the year, the Matthews China Fund gained 6.91%, while its benchmark MSCI China Index gained 19.77%. The Fund’s Lipper peer category average gained 7.95% over the same period. The Fund’s significant underperformance of its benchmark was primarily due to the Fund’s relative underweight positions in the energy and telecommunications sectors, which performed well during the period. The Fund’s performance was also hurt by a write-off of a small holding in the industrial sector.
During the year, China’s economy continued its strong growth despite earlier concerns that the central government’s tightening measures in certain high-growth areas might slow the entire economy. China also announced the appreciation of its currency against the U.S. dollar by 2%, beginning the process of a long-awaited reform in its currency regime.
Solid economic performance and relatively cheap overall stock valuations attracted
(continued on page 28)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
26            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051
Fund Inception: 2/19/98

			Average Annual Total Returns
					SINCE
	3 MO	1 YR	3 YRS	5 YRS	INCEPTION
Matthews China Fund	–2.17%	6.91%	22.37%	15.43%	7.50%
MSCI China Index[2]	–0.35%	19.77%	31.79%	8.18%	–5.06%[3]
Lipper China Region Funds Category Average[4]	0.46%	7.95%	23.85%	8.22%	6.47%[3]

1   Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.
2   The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.
3   Calculated from 2/28/98.
4   As of 12/31/05, the Lipper China Region Funds Category Average consisted of 38 funds for the three-month period, 34 funds for the one-year period, 22 funds for the three- and five-year periods, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

Fiscal Year 2005	1.30%
PORTFOLIO TURNOVER 6

Fiscal Year 2005	11.82%

5   Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
6   The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
CHINA EXPOSURE7

SAR (Hong Kong)	33.5%
H Share	31.3%
China-affiliated corporations	24.5%
B Share	8.6%
Overseas Listed	1.8%
Cash and other	0.3%
SECTOR ALLOCATION

Consumer Discretionary	19.7%
Financials	17.7%
Industrials	13.9%
Information Technology	12.5%
Energy	9.6%
Telecom Services	8.9%
Utilities	7.9%
Materials	3.9%
Consumer Staples	3.8%
Health Care	1.8%
Cash and other	0.3%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	37.2%
Mid cap ($1–$5 billion)	48.8%
Small cap (under $1 billion)	13.7%
Cash and other	0.3%

[7]	SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$14.76	$388.9 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]         www.matthewsfunds.com            27

MATTHEWS CHINA FUND
Portfolio manager commentary,
continued from page 26
renewed interest in the Hong Kong–listed Chinese equities by overseas investors. Liquidity was strong in the market, especially for the large liquid names in the China universe. In the portfolio, most sectors provided positive contributions; the top three sector contributors to fund performance were financials, energy and telecommunications services. The financials sector, which includes banks, insurance and real estate companies, benefited from strong growth potential and investor interest in their underlying renminbi assets in expectations of further currency appreciation. The energy sector continued its rally on high crude oil prices. On the negative side, besides the write-off, the Fund’s holdings in the consumer discretionary and utilities sectors underperformed the market.
In 2005, the Fund added to its positions in the financials sector as China continued to open up the sector to foreign investors. Also over the period, we reduced the Fund’s weighting in the industrials sector, where companies have been under a margin squeeze.
SCHEDULE OF INVESTMENTS
EQUITIES: CHINA/HONG KONG: 99.7%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 19.7%

Hotels, Restaurants & Leisure: 7.3%
Shangri-La Asia, Ltd.	8,953,600	$14,954,134
Café de Coral Holdings, Ltd.	5,880,100	6,976,962
China Travel International Investment Hong Kong, Ltd. Warrants, Expires 5/31/06 **	27,450,000	6,584,899

		28,515,995

Media: 4.6%
Television Broadcasts, Ltd.	2,542,000	13,507,238
Clear Media, Ltd.**	5,534,000	4,496,489

		18,003,727

Specialty Retail: 2.6%
Giordano International, Ltd.	10,188,000	5,715,734
Li Ning Co., Ltd.	6,054,000	4,294,365

		10,010,099

Automobiles: 2.2%
Denway Motors, Ltd.	25,805,200	8,569,950

Distributors: 1.6%
Li & Fung, Ltd.	3,316,000	6,393,660

Textiles, Apparel & Luxury Goods: 1.0%
Texwinca Holdings, Ltd.	5,284,000	3,816,319

Household Durables: 0.4%
Lerado Group Holding Co., Ltd.	24,089,000	1,444,660

Total Consumer Discretionary		76,754,410

28           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE

FINANCIALS: 17.7%

Real Estate: 9.5%
China Vanke Co., Ltd. B Shares	32,373,887	$20,751,287
Swire Pacific, Ltd. A Shares	1,771,000	15,897,235
Agile Property, Ltd.**	388,000	187,654

		36,836,176

Commercial Banks: 4.4%
BOC Hong Kong Holdings, Ltd.	5,818,000	11,180,309
Bank of Communications Co., Ltd. H Shares**	9,369,000	4,259,378
China Construction Bank, Ltd. H Shares**	5,000,000	1,741,115

		17,180,802

Insurance: 3.8%
China Life Insurance Co., Ltd. H Shares **	16,642,000	14,702,456

Total Financials		68,719,434

INDUSTRIALS: 13.9%

Transportation Infrastructure: 9.9%
China Merchants Holdings International Co., Ltd.	5,038,581	10,949,693
COSCO Pacific, Ltd.	5,060,000	9,266,861
Beijing Capital International Airport Co., Ltd. H Shares	15,138,000	6,930,916
Zhejiang Expressway Co., Ltd. H Shares	10,738,000	6,647,501
GZI Transport, Ltd.	13,602,000	4,736,531

		38,531,502

Machinery: 2.5%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,844,573	9,440,125

Air Freight & Logistics: 1.1%
Sinotrans, Ltd. H Shares	10,566,000	4,292,546

Airlines: 0.4%
Air China, Ltd. H Shares**	5,230,000	1,669,440

Total Industrials		53,933,613

INFORMATION TECHNOLOGY: 12.5%

Computers & Peripherals: 6.9%
Lenovo Group, Ltd.	32,702,000	$15,078,015
TPV Technology, Ltd.	11,942,000	11,705,352

		26,783,367

Communications Equipment: 2.4%
ZTE Corp. H Shares	1,600,000	5,385,851
Comba Telecom Systems Holdings, Ltd.	11,214,000	3,941,131

		9,326,982

IT Services: 1.5%
Travelsky Technology, Ltd. H Shares	6,487,000	5,981,963

Internet Software & Services: 1.3%
Sina Corp. **	217,300	5,249,968

Semiconductors & Semiconductor Equipment: 0.4%
Semiconductor Manufacturing International Corp. ADR**	241,400	1,631,864

Total Information Technology		48,974,144

ENERGY: 9.6%

Oil & Gas: 7.5%
PetroChina Co., Ltd. H Shares	14,476,000	11,855,397
CNOOC, Ltd.	14,462,000	9,792,227
Sinopec Zhenhai Refining and Chemical Co., Ltd. H Shares	5,816,000	7,651,003

		29,298,627

Energy Equipment & Services: 2.1%
China Oilfield Services, Ltd. H Shares	20,312,000	8,186,467

Total Energy		37,485,094

See footnotes on page 31
800-789-ASIA (2742)                           www.matthewsfunds.com            29

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (continued)
EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE

TELECOM SERVICES: 8.9%

Wireless Telecom Services: 6.9%
China Mobile HK, Ltd.	5,344,083	$25,294,906
China Mobile HK, Ltd. ADR	50,500	1,214,020

		26,508,926

Diversified Telecom Services: 2.0%
China Telecom Corp., Ltd. H Shares	20,988,000	7,714,534

Total Telecom Services		34,223,460

UTILITIES: 7.9%

Electric Utilities: 5.2%
Datang International Power Generation Co., Ltd. H Shares	10,516,000	7,730,707
Huaneng Power International, Inc. H Shares	10,774,000	7,086,649
Guangdong Electric Power Development Co., Ltd. B Shares	8,471,726	3,430,800
Huaneng Power International, Inc. ADR	78,800	2,065,348

		20,313,504

Gas Utilities: 2.7%
Hong Kong & China Gas Co., Ltd.	4,957,400	10,581,464

Total Utilities		30,894,968

MATERIALS: 3.9%

Construction Materials: 3.0%
Cheung Kong Infrastructure Holdings, Ltd.	3,734,500	11,752,117

Metals & Mining: 0.9%
China Shenhua Energy Co., Ltd. H Shares**	3,000,000	3,308,119

Total Materials		15,060,236

CONSUMER STAPLES: 3.8%

Food & Staples Retailing: 2.1%
Lianhua Supermarket Holdings Co., Ltd. H Shares	8,510,000	$7,957,220

Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	6,716,604

Total Consumer Staples		14,673,824

HEALTH CARE: 1.8%

Pharmaceuticals: 1.0%
China Pharmaceutical Group, Ltd.**	25,466,000	3,941,266

Biotechnology: 0.8%
Global Bio-chem Technology Group Co., Ltd. Warrants Expires 5/31/07 **	7,204,000	3,158,978

Health Care Equipment & Supplies: 0.0% #
Moulin Global Eyecare Holdings ***	7,192,000	0

Total Health Care		7,100,244

30            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

VALUE

TOTAL INVESTMENTS: 99.7%	$387,819,427
(Cost $332,414,774 ****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%	1,130,523

NET ASSETS: 100.0%	$388,949,950

*	As a percentage of net assets as of December 31, 2005

**	Non–income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost for Federal tax purposes is $332,877,560 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$85,015,292
	Gross unrealized depreciation	(30,073,425)

	Net unrealized appreciation	$54,941,867

#	Amount is less than 0.1%

ADR	American Depositary Receipt
See accompanying notes to financial statements
800.789.ASIA [2742]    www.matthewsfunds.com            31

MATTHEWS INDIA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MINDX
Lead Manager: Andrew T. Foster
Co–Manager: Mark W. Headley
The Matthews India Fund, under normal conditions, invests at least 80% of its total net assets in the common stocks, preferred stocks and convertible securities of Indian companies.
PORTFOLIO MANAGER COMMENTARY
From its inception on October 31 through December 31, 2005, the Matthews India Fund returned 13.20%, while its benchmark BSE 100 Index rose 19.25%. We are pleased to report an absolute gain to shareholders during the first partial-quarter of the Fund’s existence; however, in hindsight, the timing of the Fund’s launch proved challenging in terms of relative performance.
After a short but sharp correction during the month preceding the Fund’s launch, Indian equities began rallying on October 31 on relatively thin volumes. These conditions tested the Fund’s ability to quickly invest new subscriptions so as to participate in the market’s gains. Stocks rose approximately 7% during the first two weeks of November; whereas the Fund, with large effective cash weightings due to the inflow of initial subscriptions, simply could not keep pace with this sort of sharp upward movement. However, our investment philosophy is one that eschews timing markets, and thus we intend to keep the Fund close to fully invested under nearly all circumstances. As of the end of December, the Fund approached that status, with 42 positions and a cash position of approximately 5%.
All sectors save one contributed to the Fund’s positive returns through year-end. Holdings in software, consumption-oriented companies and financial services issuers were the primary contributors to the Fund’s performance. Given that India’s physical infrastructure and roadways are in generally poor shape, the Fund has also sought participation in industries related to industrial transport and logistics; these positions also performed quite well at the year’s close. The only sector with negative performance was telecommunications, in which the Fund has established a position in one of the country’s dominant wireless carriers.
After the market’s recent gains, valuations in India have become relatively demanding; this leaves less room for companies to post disappointing earnings—which will inevitably occur in some segments of the market. To date, both economic statistics and corporate earnings suggest that growth has held steady; indeed, as we look from the “bottom up” at individual companies’ prospects, we find many reasons to remain sanguine. Nevertheless, the recent influx of liquidity in India’s capital markets may prove transitory if it is not channeled into productive segments of the real economy.
32            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051

Fund Inception: 10/31/05	SINCE INCEPTION
Matthews India Fund	13.20%[2]
Bombay Stock Exchange 100 Index[3]	19.25%[2]

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	Actual return; not annualized.

[3]	The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg, total return calculations performed by PFPC, Inc.
OPERATING EXPENSES3

Since Fund inception on 10/31/05, annualized	2.00%
PORTFOLIO TURNOVER 4

Since Fund inception on 10/31/05, annualized	0.00%

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

India	94.9%
Cash and other	5.1%
SECTOR ALLOCATION

Consumer Discretionary	21.2%
Information Technology	15.5%
Financials	14.2%
Consumer Staples	13.0%
Health Care	10.5%
Industrials	9.3%
Utilities	5.8%
Energy	2.9%
Telecom Services	2.5%
Cash and other	5.1%
CAP EXPOSURE

Large cap (over $5 billion)	26.4%
Mid cap ($1–$5 billion)	37.2%
Small cap (under $1 billion)	31.3%
Cash and other	5.1%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$11.32	$80.9 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]           www.matthewsfunds.com           33

MATTHEWS INDIA FUND
SCHEDULE OF INVESTMENTS

EQUITIES: INDIA: 90.5%*

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.2%

Automobile:9.8%
Ashok Leyland, Ltd.	3,169,932	$2,243,857
Hero Honda Motors, Ltd.	111,536	2,131,070
Tata Motors, Ltd.	124,520	1,807,124
Bajaj Auto, Ltd.	40,110	1,783,578
		7,965,629

Textiles, Apparel & Luxury Goods: 4.6%
Titan Industries, Ltd.	106,525	1,945,244
Bata India, Ltd.**	444,500	1,775,728
		3,720,972

Hotels, Restaurants & Leisure: 3.6%
Indian Hotels Co., Ltd.	73,820	1,626,599
Thomas Cook India, Ltd.	98,318	1,283,411
		2,910,010

Media: 2.5%
ZEE Telefilms, Ltd.	341,200	1,189,783
Balaji Telefilms, Ltd.**	270,753	865,904
		2,055,687

Specialty Retail: 0.7%
Provogue India, Ltd.**	116,498	535,174

Total Consumer Discretionary		17,187,472

INFORMATION TECHNOLOGY: 15.5%

IT Services: 8.4%
Infosys Technologies, Ltd.	43,560	2,901,176
Wipro, Ltd.	196,200	2,020,867
Tata Consultancy Services, Ltd.	49,790	1,883,876
		6,805,919

Internet Software & Services: 4.6%
Sify, Ltd. ADR **	222,100	2,389,796
Rediff.com India, Ltd. ADR**	72,000	1,289,520
		3,679,316

Software: 2.5%
I-Flex Solutions, Ltd.	86,000	2,053,430

Total Information Technology		12,538,665

CONSUMER STAPLES: 13.0%

Household Products: 9.4%
Dabur India, Ltd.	818,900	$3,831,058
Hindustan Lever, Ltd.	641,600	2,812,659
Marico, Ltd.	113,830	929,841
		7,573,558

Food Products: 3.6%
Nestle India, Ltd.	85,007	1,768,720
Britannia Industries, Ltd.	38,807	1,166,711
		2,935,431

Total Consumer Staples		10,508,989

HEALTH CARE: 10.5%

Pharmaceuticals: 7.1%
Sun Pharmaceuticals
Industries, Ltd.	193,500	2,933,571
Cipla, Ltd.	207,000	2,039,867
Dabur Pharma, Ltd.	606,300	769,413
		5,742,851

Health Care Equipment & Supplies: 2.1%
Glenmark Pharmaceuticals, Ltd.	239,248	1,671,200

Health Care Providers & Services: 1.3%
Apollo Hospitals Enterprise, Ltd.	95,586	1,059,848

Total Health Care		8,473,899

FINANCIALS: 9.8%

Commercial Banks: 8.4%
HDFC Bank, Ltd.	162,000	2,551,784
UTI Bank, Ltd.	330,600	2,103,952
Corporation Bank	238,800	1,917,777
ICICI Bank, Ltd.	18,000	233,906
		6,807,419

Insurance: 1.4%
MAX India, Ltd. **	85,051	1,135,085

Total Financials		7,942,504

34            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE
INDUSTRIALS:9.3%

Industrial Conglomerates: 7.0%
Larsen & Toubro, Ltd.	43,990	$1,803,008
Voltas, Ltd.	109,000	1,452,768
Gati, Ltd.	123,100	1,201,316
Engineers India, Ltd.	81,100	1,198,160
		5,655,252

Airlines: 2.3%
Jet Airways India, Ltd.	71,700	1,824,091

Total Industrials		7,479,343

UTILITIES: 5.8%

Electric Utilities: 2.9%
CESC, Ltd.	469,234	2,370,938

Gas Utilities: 2.9%
GAIL India, Ltd.	388,545	2,295,261

Total Utilities		4,666,199

ENERGY: 2.9%

Oil & Gas: 2.9%
Reliance Industries, Ltd.	119,330	2,359,416

Total Energy		2,359,416

TELECOM SERVICES: 2.5%

Wireless Telecommunication Services: 2.5%
Bharti Tele-Ventures, Ltd.**	265,274	2,038,121

Total Telecommunication Services		2,038,121

TOTAL EQUITIES: INDIA		73,194,608
(Cost $68,959,329)

INTERNATIONAL DOLLAR BONDS: 4.4%*
	FACE AMOUNT

FINANCIALS: 4.4%

Commercial Banks: 4.4%
Housing Development Finance Corp., Cnv.
0.00%, 09/27/10	$3,400,000	$3,599,750

Total Financials		3,599,750

TOTAL INTERNATIONAL DOLLAR BONDS
(Cost $3,561,597)		3,599,750

TOTAL INVESTMENTS: 94.9%		76,794,358
(Cost $72,520,926***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 5.1%		4,102,954

NET ASSETS: 100.0%		$80,897,312

*	As a percentage of net assets as of December 31, 2005

**	Non–income producing security.

***	Cost of investments is $72,520,926 and net unrealized appreciation consists of:

Gross unrealized appreciation	$4,507,259
Gross unrealized depreciation	(233,827)

Net unrealized appreciation	$4,273,432

ADR	American Depositary Receipt

Cnv.	Convertible
See accompanying notes to financial statements.
800.789.ASIA [2742]            www.matthewsfunds.com            35

MATTHEWS JAPAN FUND

PORTFOLIO MANAGEMENT	SYMBOL: MJFOX
Portfolio Manager: Mark W. Headley
The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.
PORTFOLIO MANAGER COMMENTARY
The year 2005 was a challenging one for the Matthews Japan Fund despite strong gains in Japanese listed equities. For the year ended December 31, 2005, the Fund gained 14.83%, versus gains of 26.53% for the TOPIX and 25.63% for the MSCI Japan Index, the Fund’s two benchmarks. The Lipper average peer group for Japanese-dedicated funds returned 33.64%. There were no significant differences between the Fund’s portfolio in 2005 and 2004, when the Fund enjoyed excellent relative and absolute returns; but the Fund failed to fully participate in this year’s increasingly exuberant market environment. The Fund is committed to a long-term approach to the Japanese market that has resulted in strong relative returns in both the three- and five-year periods ended December 31, 2005.
During the year, Japan’s recovery, which began in late 2002, gained credibility with both local and global investors, leading to strong performance across a range of sectors. Despite the improving fundamentals and market sentiment, the Japanese yen
(continued on page 38)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
36            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.
PERFORMANCE AS OF DECEMBER 31, 20051

			Average Annual Total Returns
					SINCE
Fund Inception: 12/31/98	3 MO	1 YR	3 YRS	5 YRS	INCEPTION
Matthews Japan Fund	10.77%	14.83%	30.76%	6.53%	11.42%
MSCI Developed Markets Japan Index[2]	11.86%	25.63%	25.64%	4.74%	5.62%
TOPIX[3]	12.49%	26.53%	26.48%	5.53%	6.67%
Lipper Japanese Funds Category Average[4]	19.70%	33.64%	27.21%	4.26%	7.50%

[1]	Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustain- able. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[4]	As of 12/31/05, the Lipper Japanese Funds Category Average consisted of 41 funds for the three-month and one-year periods, 37 funds for the three-year period, 32 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES 5

Fiscal Year 2005	1.28%
PORTFOLIO TURNOVER 6

Fiscal Year 2005	20.88%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
COUNTRY ALLOCATION

Japan	97.7%
Cash and other	2.3%
SECTOR ALLOCATION

Consumer Discretionary	33.4%
Financials	24.5%
Information Technology	15.2%
Industrials	6.6%
Health Care	6.2%
Telecom Services	5.8%
Consumer Staples	4.3%
Materials	1.7%
Cash and other	2.3%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	60.6%
Mid cap ($1–$5 billion)	28.1%
Small cap (under $1 billion)	9.0%
Cash and other	2.3%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$18.48	$367.6 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]         www.matthewsfunds.com            37

MATTHEWS JAPAN FUND
Portfolio manager commentary, continued from page 36
weakened significantly against the U.S. dollar, significantly reducing returns in a portfolio with unhedged exposure in the market. The Matthews Japan Fund has not hedged currency for a number of years and has no intention to do so at this time.
During the year, the Fund saw strong returns from its exposure to the consumer/retail and financials sectors—both industries are areas of long-term focus for the Fund that account for over 50% of the portfolio. However, weakness in several positions in these sectors contributed to the overall underperformance of the portfolio. Other sectors of key exposure included a broad range of technology and consumer electronics holdings that were generally a source of disappointing returns during the year. The Fund’s limited exposure to telecommunications, a strong performer, was the only source of negative returns.
While there were a number of changes made to the Fund in the second half of the year, the overall portfolio has continued to remain consistent in its exposure to the financial, consumer and technology industries. The Fund has added some exposure to health care, materials and, most recently, property sectors, providing the Fund a modestly wider range of exposure to the broad Japanese economy.
SCHEDULE OF INVESTMENTS
EQUITIES: JAPAN: 97.7%*

	SHARES	VALUE

CONSUMER DISCRETIONARY: 33.4%

Household Durables: 8.6%
Matsushita Electric Industrial Co., Ltd.	535,000	$10,320,303
Sharp Corp.	649,000	9,872,438
Makita Corp.	306,000	7,524,484
Sony Corp. ADR	99,000	4,039,200

		31,756,425

Specialty Retail: 5.8%
Yamada Denki Co., Ltd.	86,500	10,825,794
Nitori Co., Ltd.	74,250	6,925,425
F.D.C. Products, Inc.	150,400	3,379,489

		21,130,708

Internet & Catalog Retail: 4.8%
Rakuten, Inc. **	8,549	8,263,755
ASKUL Corp.	178,700	5,545,784
ASKUL Corp. W/I **	121,800	3,779,947

		17,589,486

Multiline Retail: 4.8%
Ryohin Keikaku Co., Ltd.	127,100	11,089,660
Mitsukoshi, Ltd.	994,000	6,489,846

		17,579,506

Automobiles: 3.9%
Honda Motor Co., Ltd. ADR	249,900	7,239,603
Toyota Motor Corp. ADR	66,900	6,999,078

		14,238,681

Hotels, Restaurants & Leisure: 3.2%
Resorttrust, Inc.	220,240	7,824,697
H.I.S. Co., Ltd.	170,500	4,055,221

		11,879,918

Leisure, Equipment & Products: 2.3%
Shimano, Inc.	229,300	6,027,303
Studio Alice Co., Ltd.	150,500	2,496,104

		8,523,407

Total Consumer Discretionary		122,698,131

38           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

	SHARES	VALUE

FINANCIALS: 24.5%

Commercial Banks: 11.1%
The Sumitomo Trust and Banking Co., Ltd.	1,264,000	$12,914,911
Mizuho Financial Group, Inc.	1,491	11,833,434
The Chiba Bank, Ltd.	1,007,000	8,444,677
The Joyo Bank, Ltd.	1,251,000	7,446,492

		40,639,514

Insurance: 5.1%
T&D Holdings, Inc.	161,795	10,728,256
Sompo Japan Insurance, Inc.	583,000	7,884,725

		18,612,981

Capital Markets: 4.5%
Nomura Holdings, Inc.	538,000	10,309,747
Monex Beans Holdings, Inc.	4,570	6,122,525

		16,432,272

Real Estate: 2.0%
Japan Real Estate Investment Corp. REIT	459	3,782,999
Japan Retail Fund Investment Corp. REIT	487	3,782,524

		7,565,523

Consumer Finance: 1.8%
Credit Saison Co., Ltd.	131,600	6,572,468

Total Financials		89,822,758

INFORMATION TECHNOLOGY: 15.2%

Software: 5.1%
Nintendo Co., Ltd.	80,015	$9,668,154
Square Enix Co., Ltd.	320,000	8,981,218

		18,649,372

IT Services: 3.2%
NIWS Co., Ltd.	8,683	11,853,673

Electronic Equipment & Instruments: 2.8%
Nidec Corp.	78,400	6,667,673
Murata Manufacturing Co., Ltd.	54,600	3,500,030

		10,167,703

Office Electronics: 2.5%
Canon, Inc. ADR	158,700	9,336,321

Internet Software & Services: 1.6%
Kakaku.com, Inc.	759	3,719,863
Macromill, Inc.	599	2,300,818

		6,020,681

Total Information Technology		56,027,750

INDUSTRIALS: 6.6%

Commercial Services & Supplies: 3.6%
Secom Co., Ltd.	208,000	10,881,926
Toppan Forms Co., Ltd.	168,400	2,426,011

		13,307,937

Air Freight & Logistics: 1.8%
Yamato Holdings Co., Ltd.	398,000	6,600,992

Building Products: 1.2%
Toto, Ltd.	520,000	4,395,981

Total Industrials		24,304,910

See footnotes on page 41.
800.789.ASIA [2742]     www.matthewsfunds.com           39

MATTHEWS JAPAN FUND
SCHEDULE OF INVESTMENTS (continued)
EQUITIES: JAPAN (continued)

	SHARES	VALUE

HEALTH CARE: 6.2%

Health Care Equipment & Supplies: 3.6%
Terumo Corp.	269,000	$7,960,402
Nakanishi, Inc.	48,000	5,372,451

		13,332,853

Pharmaceuticals: 2.6%
Takeda Pharmaceutical Co., Ltd.	176,500	9,548,226

Total Health Care		22,881,079

TELECOM SERVICES: 5.8%

Diversified Telecom Services: 4.1%
Usen Corp.	421,500	11,758,469
Nippon Telegraph & Telephone Corp. ADR	149,425	3,408,384

		15,166,853

Wireless Telecom Services: 1.7%
NTT DoCoMo, Inc.	4,012	6,123,373

Total Telecom Services		21,290,226

CONSUMER STAPLES: 4.3%

Personal Products: 2.0%
Shiseido Co., Ltd.	380,000	$7,088,650

Beverages: 1.8%
Ito En, Ltd.	111,600	6,680,765

Food Staples & Retailing: 0.5%
Seven & I Holdings Co., Ltd. **	43,000	1,841,268

Food Products: 0.0% #
Hokuto Corp.	80	1,269

Total Consumer Staples		15,611,952

MATERIALS: 1.7%

Chemicals: 1.7%
Teijin, Ltd.	1,003,000	6,370,008

Total Materials		6,370,008

40           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

VALUE

TOTAL INVESTMENTS: 97.7%	$359,006,814
(Cost $291,139,217***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%	8,611,555

NET ASSETS: 100.0%	$367,618,369

*	As a percentage of net assets as of December 31, 2005
**	Non–income producing security
***	Cost for Federal tax purposes is $292,533,858 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$71,248,457
	Gross unrealized depreciation	(4,775,501)

	Net unrealized appreciation	$66,472,956

#	Amount is less than 0.1%
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
W/I	When Issued Shares
See accompanying notes to financial statements.
800.789.ASIA [2742]    www.matthewsfunds.com            41

MATTHEWS KOREA FUND

PORTFOLIO MANAGEMENT	SYMBOL: MAKOX
Co–Managers: G. Paul Matthews and Mark W. Headley
The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea (“Korea”).
PORTFOLIO MANAGER COMMENTARY
Both the Matthews Korea Fund and the Korean market as a whole enjoyed a strong year in 2005: For the year ended December 31, 2005, the Fund posted a 58.76% return, barely underperforming its benchmark, the KOSPI, which returned 59.04%. The Fund’s Lipper peer group average returned 27.88% for the same period.
During the year, the Korean equity market broke through its all-time high index level in local currency terms that was last reached in November 1994. The level of interest and participation in the equity market among local institutional and retail investors increased throughout the year. Nevertheless, the ownership level of the Korean market by local institutions remains relatively low when compared with other markets in Asia. The overall growth of the Korean economy picked up during the year, mostly due to rising domestic consumer demand and strong exports to China and the United States.
(continued on page 44)
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
42            MATTHEWS ASIAN FUNDS

FUND AT A GLANCE	All data is as of December 31, 2005, unless otherwise noted.

			Average Annual Total Returns
PERFORMANCE AS OF DECEMBER 31, 2005[1]						SINCE
Fund Inception: 1/3/95	3 MO	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION
Matthews Korea Fund	18.20%	58.76%	37.73%	37.05%	8.39%	6.28%
KOSPI[2]	16.79%	59.04%	37.78%	28.45%	2.49%	1.17%
Lipper Pacific ex-Japan Funds Category Average[3]	7.55%	27.88%	29.28%	15.93%	6.36%	5.43%[4]

[1]  Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA (2742) or visit www.matthewsfunds.com. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE.

[2] The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[3] As of 12/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month and one-year periods, 48 funds for the three-year period, 41 funds for the five-year period, 18 funds for the 10-year period, and 15 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4] Calculated from 12/31/94.

OPERATING EXPENSES[5]
Fiscal Year 2005	1.35%

PORTFOLIO TURNOVER [6]
Fiscal Year 2005	10.13%

[5] Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6] The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

COUNTRY ALLOCATION
South Korea	96.6%
Cash and other	3.4%

SECTOR ALLOCATION
Information Technology	23.0%
Financials	19.2%
Consumer Discretionary	15.0%
Consumer Staples	10.5%
Telecom Services	9.8%
Health Care	9.5%
Industrials	8.2%
Utilities	0.9%
Materials	0.5%
Cash and other	3.4%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	44.7%
Mid cap ($1–$5 billion)	36.8%
Small cap (under $1 billion)	15.1%
Cash and other	3.4%

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$6.37	$269.9 million	2.00% within 90 calendar days	None
800.789.ASIA [2742]         www.matthewsfunds.com            43

MATTHEWS KOREA FUND
Portfolio manager commentary,
continued from page 42
The Fund saw positive returns from all sectors in which it was invested during the year. The financials sector contributed most to Fund performance, followed by the consumer and information technology sectors. The Fund’s overweight position in telecommunications services underperformed the broader market and hurt the Fund’s relative performance. On a stock basis, the Fund’s positions in an Internet search firm and a semiconductor manufacturer made the largest positive contributions to performance. Companies that derived most of their earnings from the domestic market generally performed well during the year.
During the year, the Fund was invested in approximately 40 individual securities across nine sectors. Its focus on the consumer, financials and technology sectors remained largely unchanged. While Korea has faced numerous challenges, we continue to see the ongoing restructuring of its financial system and the generally more open and market-oriented economy to be indicators of continued progress. Overall, we continue to believe that the Korean market offers some of the better valuations in the region. However, such attractive valuations have to be balanced against Korea’s historic volatility, continued challenges in corporate governance, and its highly irrational neighbor, North Korea.
SCHEDULE OF INVESTMENTS*
EQUITIES: SOUTH KOREA: 93.5%**

	SHARES	VALUE

INFORMATION TECHNOLOGY: 19.9%

Semiconductors & Semiconductor Equipment: 12.4%
Samsung Electronics Co., Ltd.	48,451	$31,171,383
Samsung Electronics Co., Ltd., Pfd.	4,530	2,172,172

		33,343,555

Internet Software & Services: 4.2%
NHN Corp. ***	43,197	11,375,980

Software: 2.3%
NCSoft Corp. ***	62,526	4,703,322
WinderThan Co., Ltd. ADR ***	93,300	1,413,495

		6,116,817

Electronic Equipment & Instruments: 1.0%
Daeduck GDS Co., Ltd.	164,500	1,676,551
Amotech Co., Ltd.	89,953	1,138,181

		2,814,732

Total Information Technology		53,651,084

FINANCIALS: 19.2%

Commercial Banks: 12.6%
Hana Financial Group, Inc.	265,281	12,124,411
Kookmin Bank	156,102	11,764,892
Shinhan Financial Group Co., Ltd.	183,012	7,360,702
Kookmin Bank ADR	38,339	2,864,307

		34,114,312

Capital Markets: 4.2%
Samsung Securities Co., Ltd.	154,465	9,309,556
KIWOOM.COM Securities Co., Ltd.	54,957	2,049,734
		11,359,290

Insurance: 2.4%
Samsung Fire & Marine Insurance Co., Ltd.	51,373	6,456,160

Total Financials		51,929,762

44          MATTHEWS ASIAN FUNDS

DECEMBER  31, 2005

	SHARES	VALUE

CONSUMER DISCRETIONARY: 15.0%

Media: 4.5%
Cheil Communications, Inc.	26,190	$5,687,699
CJ Entertainment, Inc.	249,530	4,882,352
IHQ, Inc. ***	183,800	1,652,420

		12,222,471

Automobiles: 4.5%
Hyundai Motor Co.	86,641	8,242,340
Hyundai Motor Co., Pfd.	61,710	3,939,021

		12,181,361

Multiline Retail: 3.6%
Hyundai Department Store Co., Ltd.	85,450	7,157,195
Taegu Department Store Co., Ltd.	133,110	2,501,692

		9,658,887

Internet & Catalog Retail: 2.1%
GS Home Shopping, Inc.	45,505	5,743,969

Textiles, Apparel & Luxury Goods: 0.3%
Handsome Co., Ltd.	56,699	834,343

Total Consumer Discretionary		40,641,031

CONSUMER STAPLES: 10.5%

Food Products: 5.8%
Nong Shim Co., Ltd.	24,992	6,898,488
ORION Corp.	24,700	6,787,854
Pulmuone Co., Ltd.	43,510	1,979,467

		15,665,809

Personal Products: 2.9%
Amorepacific Corp.	24,695	7,700,504

Beverages: 1.8%
Hite Brewery Co., Ltd.	34,271	4,853,235

Total Consumer Staples		28,219,548

TELECOM SERVICES: 9.8%

Wireless Telecom Services: 6.1%
SK Telecom Co., Ltd.	63,281	$11,323,327
KT Freetel Co., Ltd.	114,001	2,758,474
SK Telecom Co., Ltd. ADR	119,800	2,430,742

		16,512,543

Diversified Telecom Services: 3.7%
KT Corp.	183,370	7,392,305
KT Corp. ADR	118,200	2,547,210

		9,939,515

Total Telecom Services		26,452,058

HEALTH CARE: 9.5%

Pharmaceuticals: 9.5%
Hanmi Pharm Co., Ltd.	70,069	9,586,782
Yuhan Corp.	41,405	7,424,915
LG Life Sciences, Ltd. ***	110,830	5,357,443
Daewoong Pharmaceutical Co., Ltd.	83,960	3,219,436

Total Health Care		25,588,576

INDUSTRIALS: 8.2%

Commercial Services & Supplies: 4.4%
S1 Corp.	155,315	6,697,172
Shinsegae Food System Co., Ltd.	56,342	2,578,747
Sindo Ricoh Co., Ltd.	47,126	2,512,249

		11,788,168

Industrial Conglomerates: 2.6%
GS Holdings Corp.	308,040	7,114,902

Construction & Engineering: 1.2%
Tae Young Corp.	44,460	3,122,778

Total Industrials		22,025,848

See footnotes on page 47
800.789.ASIA [2742]          www.matthewsfunds.com           45

MATTHEWS KOREA FUND
SCHEDULE OF INVESTMENTS* (continued)
EQUITIES: SOUTH KOREA (continued)

	SHARES	VALUE

UTILITIES: 0.9%

Electric Utilities: 0.9%
Korea Electric Power Corp.	68,510	$2,560,612

Total Utilities		2,560,612

MATERIALS: 0.5%

Chemicals: 0.5%
LG Chem, Ltd.	24,420	1,364,093

Total Materials		1,364,093

TOTAL EQUITIES:SOUTH KOREA		252,432,612
(Cost $127,276,911)

INTERNATIONAL DOLLAR BONDS: 3.1%**

	FACE AMOUNT

INFORMATION TECHNOLOGY: 3.1%

Electronic Equipment & Instruments: 3.1%
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	$7,950,000	$8,347,500

Total Information Technology		8,347,500

TOTAL INTERNATIONAL DOLLAR BONDS		8,347,500
(Cost $8,392,786)

46           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

VALUE

TOTAL INVESTMENTS: 96.6%	$260,780,112
(Cost $135,669,697****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%	9,145,102

NET ASSETS: 100.0%	$269,925,214

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this Fund (Note 1-A)
**	As a percentage of net assets as of December 31, 2005
***	Non–income producing security
****	Cost for Federal tax purposes is $136,710,990 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$126,176,895
	Gross unrealized depreciation	(2,107,773)

	Net unrealized appreciation	$124,069,122

ADR	American Depositary Receipt
Cnv.	Convertible
GDS	Global Depositary Shares
Pfd.	Preferred
See accompanying notes to financial statements
800.789.ASIA [2742]          www.matthewsfunds.com            47

DISCLOSURE OF FUND EXPENSES (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts
48            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.
For more information on this policy, please see the Funds’ prospectus.
The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Operating
				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period
	Value 7/1/05	Value 12/31/05	Ratio[1]	7/1/05 –12/31/05[2]
Matthews Asia Pacific Fund

Actual Fund Return	$1,000.00	$1,175.30	1.33%	$7.29
Hypothetical 5% Return	$1,000.00	$1,018.50	1.33%	$6.77

Matthews Pacific Tiger Fund

Actual Fund Return	$1,000.00	$1,187.70	1.30%	$7.17
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

Matthews Asian Growth and Income Fund

Actual Fund Return	$1,000.00	$1,103.30	1.26%	$6.68
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41

Matthews Asian Technology Fund

Actual Fund Return	$1,000.00	$1,193.80	1.47%	$8.13
Hypothetical 5% Return	$1,000.00	$1,017.80	1.47%	$7.48

Matthews China Fund

Actual Fund Return	$1,000.00	$1,060.70	1.28%	$6.65
Hypothetical 5% Return	$1,000.00	$1,018.75	1.28%	$6.51

Matthews India Fund[3]

Actual Fund Return	$1,000.00	$1,132.00	2.00%	$10.75
Hypothetical 5% Return	$1,000.00	$1,015.12	2.00%	$10.16

Matthews Japan Fund

Actual Fund Return	$1,000.00	$1,201.90	1.26%	$6.99
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41

Matthews Korea Fund

Actual Fund Return	$1,000.00	$1,423.60	1.33%	$8.12
Hypothetical 5% Return	$1,000.00	$1,018.50	1.33%	$6.77

1 Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
2 Operating Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
3 Matthews India fund commenced operations on October 31, 2005, so actual fund return calculations are based on performance and operating expenses for two months only.
800.789.ASIA [2742]            www.matthewsfunds.com            49

STATEMENTS OF ASSETS AND LIABILITIES

	Matthews	Matthews	Matthews
	Asia Pacific	Pacific Tiger	Asian Growth and
	Fund	Fund	Income Fund
Assets:
Investments at value (A) (Note 1-A)	$281,066,413	$1,996,313,679	$1,657,443,840
Cash	4,084,093	37,630,932	9,958,874
Foreign currency at value (B)	1,357,896	6,816,264	18,010
Dividends and interest receivable	347,815	480,275	7,264,491
Receivable for securities sold	—	—	4,266,665
Receivable for capital shares sold	1,532,801	12,215,059	4,467,140
Prepaid expenses and other assets	5,300	15,930	4,035

Total assets	288,394,318	2,053,472,139	1,683,423,055

Liabilities:
Payable for securities purchased	2,699,824	16,595,910	2,848,972
Payable for capital shares redeemed	184,497	2,464,970	2,071,031
Deferred tax liability payable (Note 1-D)	—	—	—
Administration and accounting fees payable	9,365	56,026	49,305
Transfer agent fees payable	2,941	29,667	26,683
Custodian fees payable	31,289	319,545	169,893
Due to Advisor (Note 2)	162,259	1,155,390	993,831
Administration and shareholder servicing fees payable	48,128	342,709	294,814
Accrued expenses payable	86,913	512,461	409,895

Total liabilities	3,225,216	21,476,678	6,864,424

Net Assets	$285,169,102	$2,031,995,461	$1,676,558,631

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	19,145,445	105,468,932	97,832,857

Net asset value, offering price and redemption price	$14.89	$19.27	$17.14

Net Assets Consist of:
Capital paid-in	$233,860,212	$1,556,303,283	$1,287,450,957
Accumulated undistributed net investment income (loss)	43,035	222,298	(9,641,086)
Accumulated net realized gain (loss) on investments	(434,234)	(3,062,643)	21,841,777
Net unrealized appreciation on investments, foreign
currency related transactions and deferred taxes	51,700,089	478,532,523	376,906,983

Net Assets	$285,169,102	$2,031,995,461	$1,676,558,631

(A) Investments at cost	$229,365,434	$1,517,786,093	$1,280,540,369
-
(B) Foreign currency at cost	$1,359,312	$6,809,840	$18,052

See accompanying notes to financial statements.
50            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

Matthews
Asian Technology	Matthews	Matthews	Matthews	Matthews
Fund	China Fund	India Fund	Japan Fund	Korea Fund
$49,446,004	$387,819,427	$76,794,358	$359,006,814	$260,780,112
825,462	679,829	5,882,561	5,469,699	7,985,331
477,343	500,696	25,967	2,022,960	1,187,697
6,873	143,760	9,110	219,827	495,633
—	1,118,804	—	—	—
711,892	1,020,094	4,266,002	3,903,856	3,763,317
3,080	3,892	39,209	7,304	5,747

51,470,654	391,286,502	87,017,207	370,630,460	274,217,837

953,205	—	5,703,138	2,258,280	3,328,238
16,196	1,839,493	1,465	359,454	638,185
—	—	303,165	—	—
3,031	13,676	2,898	11,420	8,345
562	4,501	862	4,991	3,920
7,935	43,314	62,485	15,700	42,970
27,667	235,271	18,901	203,616	150,079
8,206	69,793	8,844	60,392	44,513
27,919	130,504	18,137	98,238	76,373

1,044,721	2,336,552	6,119,895	3,012,091	4,292,623

$50,425,933	$388,949,950	$80,897,312	$367,618,369	$269,925,214

7,721,069	26,351,408	7,148,652	19,892,041	42,346,417

$6.53	$14.76	$11.32	$18.48	$6.37

$53,110,522	$340,271,133	$76,927,045	$308,461,665	$140,303,186

(4,264)	—	—	(1,122,081)	196,052
(13,885,436)	(6,725,850)	—	(7,582,017)	4,316,193

11,205,111	55,404,667	3,970,267	67,860,802	125,109,783

$50,425,933	$388,949,950	$80,897,312	$367,618,369	$269,925,214

$38,240,212	$332,414,774	$72,520,926	$291,139,217	$135,669,697

$478,022	$500,696	$25,967	$2,028,205	$1,186,347

800.789.ASIA [2742]         www.matthewsfunds.com           51

STATEMENTS OF OPERATIONS

	Matthews	Matthews	Matthews
	Asia Pacific	Pacific Tiger	Asian Growth and
	Fund	Fund	Income Fund
Investment Income:
Dividends	$3,828,921	$32,681,417	$50,455,040
Interest	36,232	240,898	8,960,722
Foreign withholding tax	(220,209)	(2,226,730)	(2,854,496)

Total investment income	3,644,944	30,695,585	56,561,266

Expenses:
Investment advisory fees (Note 2)	1,317,630	9,259,208	10,611,646
Transfer agent fees	266,429	1,875,263	2,161,930
Administration and accounting fees	86,526	474,561	549,010
Professional fees	21,913	66,315	76,591
Custodian fees	117,777	894,457	639,075
Trustees fees	5,474	39,184	44,556
Administration and shareholder servicing fees (Note 2)	519,009	3,647,067	4,189,200
Insurance fees	2,604	19,943	30,622
Printing fees	50,350	319,282	311,923
Registration fees	53,507	153,584	81,636
Organization fees (Note 1-F)	—	—	—
Other expenses	6,851	14,807	13,093

Total expenses	2,448,070	16,763,671	18,709,282

Advisory fees waived, shareholder servicing fees waived, and expenses waived or reimbursed (Note 2)	(16,720)	(111,420)	(112,468)

Net expenses	2,431,350	16,652,251	18,596,814

Net Investment Income (Loss)	1,213,594	14,043,334	37,964,452

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions:
Net realized gain (loss) on investments	(369,990)	5,904,297	92,588,104
Net realized gain (loss) on foreign currency related transactions	(107,840)	(855,141)	(356,090)
Net change in unrealized appreciation/ depreciation on investments and foreign currency related transactions	37,566,097	274,611,888	89,027,670
Deferred taxes on unrealized appreciation	—	—	—

Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	37,088,267	279,661,044	181,259,684

Net Increase in Net Assets from Operations	$38,301,861	$293,704,378	$219,224,136

1The Matthews India Fund commenced operations on October 31, 2005.
See accompanying notes to financial statements.
52            MATTHEWS ASIAN FUNDS

FOR THE PERIOD ENDED DECEMBER 31, 2005

Matthews
Asian Technology	Matthews	Matthews	Matthews	Matthews
Fund	China Fund	India Fund[1]	Japan Fund	Korea Fund

$663,230	$10,655,126	$25,368	$2,796,819	$3,213,074
(1,410)	38,815	17,601	38,323	45,897
(65,067)	—	—	(195,777)	(532,575)

596,753	10,693,941	42,969	2,639,365	2,726,396

278,441	2,818,724	37,420	1,627,360	1,222,183
56,449	572,946	7,000	329,098	247,734
27,543	158,937	3,501	94,579	74,120
16,235	31,286	7,077	23,795	21,540
35,193	153,079	62,485	54,335	136,990
1,125	11,419	233	6,723	5,177
109,935	1,113,373	14,381	641,668	481,720
959	10,057	2	5,080	3,246
19,324	178,888	754	60,680	54,625
20,928	27,215	3,481	42,218	30,905
—	—	6,302	—	—
3,944	—	431	—	17

570,076	5,075,924	143,067	2,885,536	2,278,257

(3,946)	(28,984)	(39,180)	(19,362)	(14,984)

566,130	5,046,940	103,887	2,866,174	2,263,273

30,623	5,647,001	(60,918)	(226,809)	463,123

1,255,517	(4,202,938)	—	(3,923,973)	6,142,214

(50,497)	7,348	310	(90,833)	(156,103)

6,171,595	24,074,886	4,273,432	45,529,741	76,936,475
—	—	(303,165)	—	—

7,376,615	19,879,296	3,970,577	41,514,935	82,922,586

$7,407,238	$25,526,297	$3,909,659	$41,288,126	$83,385,709

800.789.ASIA [2742]         www.matthewsfunds.com            53

STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asia Pacific Fund

		Four-Month
	Year Ended	Period Ended	Period Ended
	December 31, 2005	December 31, 2004	August 31, 2004[1]
Operations:
Net investment income (loss)	$ 1,213,594	($ 90,081)	$ 154,814
Net realized gain (loss) on investments and foreign currency related transactions	(477,830)	499,140	(264,757)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	37,566,097	15,010,643	(876,651)

Net increase in net assets from operations	38,301,861	15,419,702	(986,594)

Dividends and Distributions to Shareholders from:
Net investment income	(1,053,313)	(190,985)	—
Realized gains on investments	(48,385)	(176,807)	—

Net decrease in net assets resulting from distributions	(1,101,698)	(367,792)	—

Capital Share Transactions (net) (Note 1-L):	135,926,407	20,768,393	77,208,823

Total increase in net assets	173,126,570	35,820,303	76,222,229

Net Assets:
Beginning of period	112,042,532	76,222,229	—

End of period [including undistributed net investment income (loss) of $43,035, ($9,385), and $176,402, respectively]	$285,169,102	$112,042,532	$76,222,229

[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
See accompanying notes to financial statements.
Matthews Pacific Tiger Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$ 14,043,334	($ 373,919)	$4,887,817
Net realized gain on investments and foreign currency related transactions	5,049,156	12,295,327	9,880,061
Net change in unrealized appreciation on investments and foreign currency related transactions	274,611,888	131,675,214	28,678,000

Net increase in net assets from operations	293,704,378	143,596,622	43,445,878

Dividends and Distributions to Shareholders from:
Net investment income	(12,355,691)	(4,820,318)	(1,397,658)
Realized gains on investments	(8,654,067)	(10,645,798)	—

Net decrease in net assets resulting from distributions	(21,009,758)	(15,466,116)	(1,397,658)

Capital Share Transactions (net) (Note 1-L):	904,148,128	139,889,530	315,617,520

Total increase in net assets	1,176,842,748	268,020,036	357,665,740

Net Assets:
Beginning of period	855,152,713	587,132,677	229,466,937

End of period [including undistributed net investment income (loss) of $222,298, ($95,607), and $4,646,983, respectively]	$2,031,995,461	$855,152,713	$587,132,677

See accompanying notes to financial statements.
54            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
Matthews Asian Growth and Income Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment income	$37,964,452	$8,118,252	$20,689,958
Net realized gain on investments and foreign currency related transactions	92,232,014	9,703,319	36,373,758
Net change in unrealized appreciation on investments and foreign currency related transactions	89,027,670	121,813,965	112,274,452

Net increase in net assets from operations	219,224,136	139,635,536	169,338,168

Dividends and Distributions to Shareholders from:
Net investment income	(38,487,669)	(27,982,588)	(16,238,863)
Realized gains on investments	(67,173,297)	(28,099,442)	(12,255,109)

Net decrease in net assets resulting from distributions	(105,660,966)	(56,082,030)	(28,493,972)

Capital Share Transactions (net) (Note 1-L):	326,504,173	145,751,266	333,039,912

Total increase in net assets	440,067,343	229,304,772	473,884,108

Net Assets:
Beginning of period	1,236,491,288	1,007,186,516	533,302,408

End of period [including undistributed net investment income (loss) of ($9,641,086), ($10,307,622), and $9,691,236, respectively]	$1,676,558,631	$1,236,491,288	$1,007,186,516

See accompanying notes to financial statements.
Matthews Asian Technology Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$30,623	($101,441)	($104,586)
Net realized gain on investments and foreign currency related transactions	1,205,020	187,863	3,486,931
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,171,595	4,295,150	(2,095,574)

Net increase in net assets from operations	7,407,238	4,381,572	1,286,771

Dividends and Distributions to Shareholders from:
Net investment income	—	—	(18,196)
Realized gains on investments	—	—	—

Net decrease in net assets resulting from distributions	—	—	(18,196)

Capital Share Transactions (net) (Note 1-L):	4,153,272	187,191	14,259,517

Total increase in net assets	11,560,510	4,568,763	15,528,092

Net Assets:
Beginning of period	38,865,423	34,296,660	18,768,568

End of period [including undistributed net investment income (loss) of ($4,264), $0, and ($22,563), respectively]	$50,425,933	$38,865,423	$34,296,660

See accompanying notes to financial statements.
800.789.ASIA [2742]         www.matthewsfunds.com            55

STATEMENTS OF CHANGES IN NET ASSETS
Matthews China Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$5,647,001	$1,063,383	$3,307,021
Net realized gain (loss) on investments and foreign currency related transactions	(4,195,590)	(1,737,281)	18,920,023
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	24,074,886	37,381,655	(22,011,668)

Net increase in net assets from operations	25,526,297	36,707,757	215,376

Dividends and Distributions to Shareholders from:
Net investment income	(5,680,685)	(3,755,290)	(1,173,461)
Realized gains on investments	—	(13,885,616)	—
Net decrease in net assets resulting from distributions	(5,680,685)	(17,640,906)	(1,173,461)

Capital Share Transactions (net) (Note 1-L):	(11,017,132)	20,803,219	229,259,390

Total increase in net assets	8,828,480	39,870,070	228,301,305

Net Assets:
Beginning of period	380,121,470	340,251,400	111,950,095

End of period [including undistributed net investment income (loss) of $0, $0, and $2,696,162, respectively]	$388,949,950	$380,121,470	$340,251,400

See accompanying notes to financial statements.
Matthews India Fund

Period Ended
December 31, 2005[1]
Operations:
Net investment loss	($60,918)
Net realized gain on investments and foreign currency related transactions	310
Net change in unrealized appreciation on investments and foreign currency related transactions	4,273,432
Deferred taxes on unrealized appreciation	(303,165)

Net increase in net assets from operations	3,909,659

Dividends and Distributions to Shareholders from:
Net investment income	—
Realized gains on investments	—

Net decrease in net assets resulting from distributions	—

Capital Share Transactions (net) (Note 1-L):	76,987,653

Total increase in net assets	80,897,312

Net Assets:
Beginning of period	—

End of period (including undistributed net investment income of $0)	$80,897,312

[1]	The Matthews India Fund commenced operations on October 31, 2005.
See accompanying notes to financial statements.
56            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
Matthews Japan Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment loss	($226,809)	($198,170)	($719,327)
Net realized gain (loss) on investments and foreign currency related transactions	(4,014,806)	3,464,565	1,695,159
Net change in unrealized appreciation on investments and foreign currency related transactions	45,529,741	13,716,288	5,815,943

Net increase in net assets from operations	41,288,126	16,982,683	6,791,775

Dividends and Distributions to Shareholders from:
Net investment income	(575,739)	—	—
Realized gains on investments	—	—	—

Net decrease in net assets resulting from distributions	(575,739)	—	—

Capital Share Transactions (net) (Note 1-L):	126,424,097	(11,756,303)	164,810,307

Total increase in net assets	167,136,484	5,226,380	171,602,082

Net Assets:
Beginning of period	200,481,885	195,255,505	23,653,423

End of period [including undistributed net investment loss of ($1,122,081), ($853,336), and ($689,614), respectively]	$367,618,369	$200,481,885	$195,255,505

See accompanying notes to financial statements.
Matthews Korea Fund

		Four-Month
	Year Ended	Period Ended	Year Ended
	December 31, 2005	December 31, 2004	August 31, 2004
Operations:
Net investment income (loss)	$463,123	($274,933)	$584,463
Net realized gain on investments and foreign currency related transactions	5,986,111	4,616,367	40,126,849
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	76,936,475	17,858,180	(20,703,622)

Net increase in net assets from operations	83,385,709	22,199,614	20,007,690

Dividends and Distributions to Shareholders from:
Net investment income	—	(246,627)	(111,729)
Realized gains on investments	(4,283,754)	(17,328,002)	(41,348,079)

Net decrease in net assets resulting from distributions	(4,283,754)	(17,574,629)	(41,459,808)

Capital Share Transactions (net) (Note 1-L):	63,028,808	12,970,291	(85,615,445)

Total increase in net assets	142,130,763	17,595,276	(107,067,563)

Net Assets:
Beginning of period	127,794,451	110,199,175	217,266,738

End of period [including undistributed net investment income (loss) of $196,052, ($79,695), and $140,937, respectively]	$269,925,214	$127,794,451	$110,199,175

See accompanying notes to financial statements.
800.789.ASIA [2742]        www.matthewsfunds.com            57

FINANCIAL HIGHLIGHTS
MATTHEWS ASIA PACIFIC FUND
 The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended	Period Ended
	December 31, 2005	December 31, 2004[1]	August 31, 2004[2]
Net Asset Value, beginning of period	$12.58	$10.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	2.30	1.93	0.66

Total from investment operations	2.37	1.92	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.02)	—
Net realized gains on investments	—	(0.02)	—

Total distributions	(0.06)	(0.04)	—

Paid-in capital from redemption fees (Note 1-L)	— [5]	— [5]	0.02

Net Asset Value, end of period	$14.89	$12.58	$10.70

TOTAL RETURN	18.84%	18.00%[4]	7.00%[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$285,169	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.35%	1.52%[3]	1.67%[3]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.34%	1.51%[3]	1.66%[3]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.66%	(0.31%)[3]	0.38%[3]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.67%	(0.30%)[3]	0.39%[3]

Portfolio turnover	15.84%	1.28%[4]	10.75%[4]

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

[3]	Annualized.

[4]	Not annualized.

[5]	Less than $0.01 per share.
See accompanying notes to financial statements.
58            MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
MATTHEWS PACIFIC TIGER FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended		Years Ended August 31,
	December 31, 2005	Dec 31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$15.90	$13.22	$11.20	$8.54	$7.91	$12.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.14	(0.01)	0.09	0.07	(0.01)	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	3.43	3.00	1.95	2.58	0.66	(3.37)

Total from investment operations	3.57	2.99	2.04	2.65	0.65	(3.35)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.10)	(0.04)	—	(0.01)	(0.31)
Net realized gains on investments	(0.09)	(0.21)	—	—	(0.03)	(0.84)

Total distributions	(0.21)	(0.31)	(0.04)	—	(0.04)	(1.15)

Paid-in capital from redemption fees (Note 1-L)	0.01	— [4]	0.02	0.01	0.02	0.06

Net Asset Value, end of period	$19.27	$15.90	$13.22	$11.20	$8.54	$7.91

TOTAL RETURN	22.51%	22.69%[3]	18.45%	31.15%	8.44%	(27.46%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,031,995	$855,153	$587,133	$229,467	$114,798	$76,503

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.31%	1.39%[2]	1.50%	1.75%	1.79%	1.90%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.31%	1.36%[2]	1.48%	1.75%	1.87%	1.90%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	(0.19%)[2]	0.93%	1.04%	(0.17%)	0.67%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	(0.16%)[2]	0.95%	1.04%	(0.09%)	0.67%

Portfolio turnover	3.03%	3.82%[3]	15.16%	28.24%	57.00%	63.59%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.
See accompanying notes to financial statements.
800.789.ASIA [2742]        www.matthewsfunds.com            59

FINANCIAL HIGHLIGHTS
MATTHEWS ASIAN GROWTH AND INCOME FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended	Years Ended August 31,
	December 31, 2005	Dec 31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$15.82	$14.65	$12.21	$10.71	$9.08	$10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	0.45	0.11	0.32	0.23	0.18	0.54
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	2.02	1.83	2.56	1.61	1.70	(0.49)

Total from investment operations	2.47	1.94	2.88	1.84	1.88	0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.38)	(0.25)	(0.20)	(0.27)	(0.60)
Net realized gains on investments	(0.72)	(0.39)	(0.20)	(0.15)	—	(0.88)

Total distributions	(1.15)	(0.77)	(0.45)	(0.35)	(0.27)	(1.48)

Paid-in capital from redemption fees (Note 1-L)	— [4]	— [4]	0.01	0.01	0.02	0.01

Net Asset Value, end of period	$17.14	$15.82	$14.65	$12.21	$10.71	$9.08

TOTAL RETURN	15.76%	13.32%[3]	23.99%	17.81%	21.11%	1.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,676,559	$1,236,491	$1,007,187	$533,302	$152,681	$24,447

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.28%	1.35%[2]	1.45%	1.69%	1.77%	1.90%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.27%	1.31%[2]	1.44%	1.69%	1.79%	1.90%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.59%	2.15%[2]	2.27%	2.69%	2.13%	7.71%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.60%	2.19%[2]	2.28%	2.69%	2.11%	7.71%

Portfolio turnover	20.16%	7.32%[3]	17.46%	13.33%	32.37%	33.94%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.
See accompanying notes to financial statements.
60           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
MATTHEWS ASIAN TECHNOLOGY FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended		Years Ended August 31,
	December 31, 2005	Dec 31, 2004[1]		2004	2003	2002	2001
Net Asset Value, beginning of period	$5.45	$4.83		$4.30	$3.13	$3.53	$7.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	—	(0.02)		(0.02)	(0.01)	(0.10)	(0.05)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.08	0.64		0.53	1.16	(0.31)	(3.97)

Total from investment operations	1.08	0.62		0.51	1.15	(0.41)	(4.02)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—	—	(0.04)	(0.22)
Net realized gains on investments	—	—		—	—	—	—

Total distributions	—	—		—	—	(0.04)	(0.22)

Paid-in capital from redemption fees (Note 1-L)	— [4]	—	[4]	0.02	0.02	0.05	0.16

Net Asset Value, end of period	$6.53	$5.45		$4.83	$4.30	$3.13	$3.53

TOTAL RETURN	19.82%	12.84%[3]		12.40%	37.38%	(10.40%)	(51.54%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$50,426	$38,865		$34,297	$18,769	$6,879	$9,607

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.49%	1.64%[2]		1.63%	2.10%	2.01%	2.69%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.48%	1.60%[2]		1.91%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.07%	(0.89	%) [2]	(0.03%)	(0.71%)	(1.56%)	1.14%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.08%	(0.85%)[2]		(0.31%)	(0.61%)	(1.55%)	1.83%

Portfolio turnover	29.76%	7.36%[3]		41.25%	72.03%	103.60%	181.24%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.
See accompanying notes to financial statements.
800.789.ASIA [2742]        www.matthewsfunds.com           61

FINANCIAL HIGHLIGHTS
MATTHEWS CHINA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended		Years Ended August 31,
	December 31, 2005	Dec 31, 2004[1]		2004	2003	2002	2001
Net Asset Value, beginning of period	$14.01	$13.26		$11.54	$8.96	$9.21	$9.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.22	0.03		0.08	0.11	0.05	0.24
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.74	1.38		1.67	2.59	(0.20)	(0.61)

Total from investment operations	0.96	1.41		1.75	2.70	(0.15)	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.14)		(0.07)	(0.14)	(0.15)	(0.15)
Net realized gains on investments	—	(0.53)		—	—	—	(0.28)

Total distributions	(0.22)	(0.67)		(0.07)	(0.14)	(0.15)	(0.43)

Paid-in capital from redemption fees (Note 1-L)	0.01	0.01		0.04	0.02	0.05	0.08

Net Asset Value, end of period	$14.76	$14.01		$13.26	$11.54	$8.96	$9.21

TOTAL RETURN	6.91%	10.61%[3]		15.48%	30.88%	(1.16%)	(2.23%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$388,950	$380,121		$340,251	$111,950	$33,675	$19,843

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.31%	1.47	% [2]	1.52%	1.78%	1.97%	2.00%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.30%	1.43%[2]		1.50%	1.79%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.45%	0.81%[2]		1.02%	1.94%	0.99%	2.62%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.46%	0.85%[2]		1.04%	1.93%	0.96%	2.62%

Portfolio turnover	11.82%	4.99%[3]		28.99%	19.34%	43.84%	61.07%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.
See accompanying notes to financial statements.
62           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
MATTHEWS INDIA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Period Ended
	December 31, 2005[1]
Net Asset Value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	1.33

Total from investment operations	1.32

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Paid-in capital from redemption fees (Note 1-L)	—	[4]

Net Asset Value, end of period	$11.32

TOTAL RETURN	13.20	% [3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$80,897

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	2.75	% [2]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.00	% [2]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(1.92	%) [2]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(1.17	%) [2]

Portfolio turnover	0.00	% [3]

[1]	The Matthews India Fund commenced operations on October 31, 2005.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.
See accompanying notes to financial statements.
800.789.ASIA [2742]          www.matthewsfunds.com           63

FINANCIAL HIGHLIGHTS
MATTHEWS JAPAN FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended	Years Ended August 31,
	December 31, 2005	Dec 31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$16.12	$14.73	$10.90	$9.60	$11.22	$20.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.02	(0.02)	(0.05)	(0.03)	(0.07)	(0.26)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	2.36	1.40	3.82	1.30	(1.39)	(7.99)

Total from investment operations	2.38	1.38	3.77	1.27	(1.46)	(8.25)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	—	—	(0.27)	(0.37)
Net realized gains on investments	—	—	—	—	—	(1.03)

Total distributions	(0.03)	—	—	—	(0.27)	(1.40)

Paid-in capital from redemption fees (Note 1-L)	0.01	0.01	0.06	0.03	0.11	0.11

Net Asset Value, end of period	$18.48	$16.12	$14.73	$10.90	$9.60	$11.22

TOTAL RETURN	14.83%	9.44%[3]	35.14%	13.54%	(12.20%)	(40.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$367,618	$200,482	$195,256	$23,653	$9,399	$7,758

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.29%	1.40%[2]	1.46%	1.92%	1.91%	2.08%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%	1.38%[2]	1.45%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.11%)	(0.33%)[2]	(0.72%)	(0.97%)	(1.25%)	(0.90%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.10%)	(0.31%)[2]	(0.71%)	(1.05%)	(1.34%)	(0.82%)

Portfolio turnover	20.88%	5.30%[3]	14.57%	77.30%	113.23%	71.09%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized

[3]	Not annualized
See accompanying notes to financial statements
64           MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
MATTHEWS KOREA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Four-Month
	Year Ended	Period Ended		Years Ended August 31,
	December 31, 2005	December 31, 2005[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$4.08	$3.94	$4.37	$4.42	$2.68	$5.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.01	—	0.04	0.01	(0.02)	(0.01)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	2.39	0.78	0.34	0.32	1.81	(0.90)

Total from investment operations	2.40	0.78	0.38	0.33	1.79	(0.91)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—	—	(0.01)	—
Net realized gains on investments	(0.11)	(0.63)	(0.82)	(0.39)	(0.07)	(1.63)

Total distributions	(0.11)	(0.64)	(0.82)	(0.39)	(0.08)	(1.63)

Paid-in capital from redemption fees (Note 1-L)	— [4]	— [4]	0.01	0.01	0.03	0.03

Net Asset Value, end of period	$6.37	$4.08	$3.94	$4.37	$4.42	$2.68

TOTAL RETURN	58.76%	20.60%[3]	9.91%	8.80%	68.49%	(13.09%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$269,925	$127,794	$110,199	$217,267	$253,003	$117,138

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.35%	1.49%[2]	1.51%	1.72%	1.75%	1.78%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.35%	1.31%[2]	1.50%	1.72%	1.75%	1.78%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.27%	(0.87%)[2]	0.28%	0.17%	(0.64%)	0.75%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.27%	(0.69%)[2]	0.29%	0.17%	(0.64%)	0.75%

Portfolio turnover	10.13%	6.53%[3]	18.40%	29.90%	46.52%	81.96%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.
See accompanying notes to financial statements.
800.789.ASIA [2742]         www.matthewsfunds.com          65

NOTES TO FINANCIAL STATEMENTS
1.	SIGNIFICANT ACCOUNTING POLICIES
Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues eight separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews Japan Fund, Matthews India Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.
The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.
Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.
Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.
Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.
Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.
66     MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by the Advisor. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.
C.	RISKS ASSOCIATED WITH NON–U.S. COMPANIES: Investments by the Funds in the securities of non–U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government. There may be less publicly available information about a non–U.S. company than about a U.S. company. Sometimes non–U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non–U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.
D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2005. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States and the use of the tax accounting practice known as equalization.
In addition to the requirements of the Internal Revenue Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. The Matthews India Fund, due to its investment objective of holding at least 80% of its assets in common stocks, preferred stocks and convertible securities of Indian companies, may accrue a deferred tax liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2005, the Matthews India Fund has recorded payable of $303,165 as an estimate for potential future India capital gain taxes.
E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.
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NOTES TO FINANCIAL STATEMENTS
F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTION TO SHAREHOLDERS: Distribution to Shareholders: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.
The tax character of distributions paid for the fiscal year ended December 31, 2005, the four-month period ended December 31, 2004 and the fiscal year ended August 31, 2004, were as follows:

	ORDINARY	NET LONG TERM	TOTAL TAXABLE
YEAR ENDED DECEMBER 31, 2005	INCOME	CAPITAL GAINS	DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,101,698	$—	$1,101,698
Matthews Pacific Tiger Fund	13,372,620	7,637,138	21,009,758
Matthews Asian Growth and Income Fund	39,398,551	66,262,415	105,660,966
Matthews China Fund	5,680,685	—	5,680,685
Matthews Japan Fund	575,739	—	575,739
Matthews Korea Fund	—	4,283,754	4,283,754

FOUR-MONTH PERIOD ENDED	ORDINARY	NET LONG TERM	TOTAL TAXABLE
DECEMBER 31, 2004	INCOME	CAPITAL GAINS	DISTRIBUTIONS
Matthews Asia Pacific Fund	$367,792	$—	$367,792
Matthews Pacific Tiger Fund	12,808,269	2,657,847	15,466,116
Matthews Asian Growth and Income Fund	34,804,545	21,277,485	56,082,030
Matthews China Fund	3,755,290	13,885,616	17,640,906
Matthews Korea Fund	246,627	17,328,002	17,574,629

	ORDINARY	NET LONG TERM	TOTAL TAXABLE
YEAR ENDED AUGUST 31, 2004	INCOME	CAPITAL GAINS	DISTRIBUTIONS
Matthews Pacific Tiger Fund	$1,397,658	$—	$1,397,658
Matthews Asian Growth and Income Fund	23,978,932	4,515,040	28,493,972
Matthews Asian Technology Fund	18,196	—	18,196
Matthews China Fund	1,173,461	—	1,173,461
Matthews Korea Fund	1,785,809	39,673,999	41,459,808
As of December 31, 2005, the components of distributable earnings/(deficit) on a tax basis were as follows:

	UNDISTRIBUTED	UNDISTRIBUTED	CAPITAL	POST OCT.
	ORDINARY	LONG TERM	LOSS CARRY	CAPITAL
	INCOME	CAPITAL GAINS	FORWARDS	LOSSES*
Matthews Asia Pacific Fund	$70,573	$—	($388,642)	$—
Matthews Pacific Tiger Fund	—	—	—	(2,017,467)
Matthews Asian Growth and Income Fund	7,808,568	26,528,279	—	—
Matthews Asian Technology Fund	—	—	(13,674,388)	—
Matthews China Fund	—	—	(6,263,064)	—
Matthews India Fund	—	—	—	—
Matthews Japan Fund	—	—	(6,581,015)	(682,534)
Matthews Korea Fund	299,676	5,330,434	—	—
68      MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

			TOTAL
	POST OCT.	UNREALIZED	ACCUMULATED
	CURRENCY LOSSES*	APPRECIATION**	EARNINGS/(DEFICIT)
Matthews Asia Pacific Fund	($27,538)	$51,654,497	$51,308,890
Matthews Pacific Tiger Fund	(297,350)	478,006,995	475,692,178
Matthews Asian Growth and Income Fund	(109,640)	354,880,467	389,107,674
Matthews Asian Technology Fund	(4,264)	10,994,063	(2,684,589)
Matthews China Fund	—	54,941,881	48,678,817
Matthews India Fund	—	3,970,267	3,970,267
Matthews Japan Fund	(45,908)	66,466,161	59,156,704
Matthews Korea Fund	(76,572)	124,068,490	129,622,028

*	Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occuring on the first day of the following fiscal year.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.
For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010
Matthews Asia Pacific Fund	$—	$—	$—	$—
Matthews Asian Technology Fund	—	(4,246,131)	(5,967,059)	(3,461,198)
Matthews China Fund	—	—	—	—
Matthews Japan Fund	—	—	—	(3,216,093)

LOSSES DEFERRED EXPIRING IN:	2011	2012	2013	TOTAL
Matthews Asia Pacific Fund	$—	$—	($388,642)	($388,642)
Matthews Asian Technology Fund	—	—	—	(13,674,388)
Matthews China Fund	—	(78,979)	(6,184,085)	(6,263,064)
Matthews Japan Fund	—	—	(3,364,922)	(6,581,015)
H.	RECLASSIFICATIONS: Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain(loss) ass follows:

		INCREASE/(DECREASE)	INCREASE/
	INCREASE/	UNDISTRIBUTED NET	(DECREASE)
	(DECREASE)	INVESTMENT	ACCUMULATED
	PAID-IN CAPITAL	INCOME/(LOSS)	REALIZED GAIN/(LOSS)
Matthews Asia Pacific Fund	$—	($107,861)	$107,861
Matthews Pacific Tiger Fund	799,222	(1,369,738)	570,516
Matthews Asian Growth and Income Fund	4,476,728	1,189,753	(5,666,481)
Matthews Asian Technology Fund	(15,610)	(34,887)	50,497
Matthews China Fund	(26,336)	33,684	(7,348)
Matthews India Fund	(60,608)	60,918	(310)
Matthews Japan Fund	(624,636)	533,803	90,833
Matthews Korea Fund	587,760	(187,376)	(400,384)
I.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated prorata among the Funds based on net assets.
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NOTES TO FINANCIAL STATEMENTS
J. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
K. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
L. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.
MATTHEWS ASIA PACIFIC FUND

	YEAR ENDED		FOUR-MONTH PERIOD		PERIOD ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004*
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	13,086,449	$173,300,221	2,315,867	$26,850,048	8,608,738	$92,928,911
Shares issued through reinvestment of dividends	60,710	898,508	26,617	319,672	—	—
Shares redeemed	(2,906,668)	(38,272,322)	(561,366)	(6,401,327)	(1,484,902)	(15,720,088)

Net increase	10,240,491	$135,926,407	1,781,118	$20,768,393	7,123,836	$77,208,823

MATTHEWS PACIFIC TIGER FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	64,184,515	$1,110,617,140	10,861,164	$161,170,011	42,210,845	$553,297,425
Shares issued through reinvestment of dividends	870,887	16,633,868	939,003	14,319,805	102,761	1,284,573
Shares redeemed	(13,370,046)	(223,102,880)	(2,425,788)	(35,600,286)	(18,399,797)	(238,964,478)

Net increase	51,685,356	$904,148,128	9,374,379	$139,889,530	23,913,809	$315,617,520

MATTHEWS ASIAN GROWTH AND INCOME FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	24,991,066	$414,600,841	8,932,041	$138,085,292	40,882,235	$555,066,165
Shares issued through reinvestment of dividends	5,812,654	98,566,212	3,293,024	51,173,594	1,880,015	25,405,726
Shares redeemed	(11,146,262)	(186,662,880)	(2,816,789)	(43,507,620)	(17,654,943)	(247,431,979)

Net increase	19,657,458	$326,504,173	9,408,276	$145,751,266	25,107,307	$333,039,912

MATTHEWS ASIAN TECHNOLOGY FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,435,036	$19,864,452	1,152,449	$5,878,233	9,485,777	$46,781,267
Shares issued through reinvestment of dividends	—	—	—	—	3,666	16,797
Shares redeemed	(2,846,047)	(15,711,180)	(1,125,047)	(5,691,042)	(6,753,759)	(32,538,547)

Net increase	588,989	$4,153,272	27,402	$187,191	2,735,684	$14,259,517

70     MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
MATTHEWS CHINA FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	9,194,450	$131,508,939	4,375,395	$61,741,286	32,717,708	$458,457,166
Shares issued through reinvestment of dividends	346,268	5,110,926	1,142,315	16,232,294	81,100	1,089,212
Shares redeemed	(10,322,622)	(147,636,997)	(4,047,391)	(57,170,361)	(16,834,124)	(230,286,988)

Net increase (decrease)	(781,904)	($11,017,132)	1,470,319	$20,803,219	15,964,684	$229,259,390

MATTHEWS INDIA FUND**

	PERIOD ENDED
	DECEMBER 31, 2005
	SHARES	AMOUNT
Shares sold	7,170,772	$77,232,404
Shares issued through reinvestment of dividends	—	—
Shares redeemed	(22,120)	(244,751)

Net increase	7,148,652	$76,987,653

MATTHEWS JAPAN FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	13,210,553	$217,819,959	3,632,824	$53,123,634	17,265,451	$250,032,677
Shares issued through reinvestment of dividends	26,877	492,118	—	—	—	—
Shares redeemed	(5,782,099)	(91,887,980)	(4,450,277)	(64,879,937)	(6,181,657)	(85,222,370)

Net increase (decrease)	7,455,331	$126,424,097	(817,453)	($11,756,303)	11,083,794	$164,810,307

MATTHEWS KOREA FUND

	YEAR ENDED		FOUR-MONTH PERIOD		YEAR ENDED
	DECEMBER 31, 2005		ENDED DECEMBER 31, 2004		AUGUST 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	23,362,309	$122,109,254	3,469,304	$14,582,599	16,683,706	$70,846,837
Shares issued through reinvestment of dividends	642,702	4,029,742	4,210,605	16,337,147	5,710,659	22,455,641
Shares redeemed	(12,987,781)	(63,110,188)	(4,341,030)	(17,949,455)	(44,086,992)	(178,917,923)

Net increase (decrease)	11,017,230	$63,028,808	3,338,879	$12,970,291	(21,692,627)	($85,615,445)

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, The Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Fund’s prospectus.
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NOTES TO FINANCIAL STATEMENTS
The redemption fees returned to the assets of the Funds were as follows:

	YEAR ENDED	PERIOD ENDED	YEAR ENDED
	DECEMBER 31, 2005**	DECEMBER 31, 2004	AUGUST 31, 2004*
Matthews Asia Pacific Fund	$76,362	$4,628	$105,818
Matthews Pacific Tiger Fund	518,108	46,003	764,625
Matthews Asian Growth and Income Fund	86,300	17,286	270,983
Matthews Asian Technology Fund	14,488	6,384	171,537
Matthews China Fund	145,943	151,718	919,439
Matthews India Fund	2,923	—	—
Matthews Japan Fund	123,743	96,091	813,418
Matthews Korea Fund	174,428	36,999	179,713

*	Matthews Asia Pacific Fund commenced operations on October 31, 2003

**	Matthews India Fund commenced operations on October 31, 2005
2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net asset value for the month. Beginning September 1, 2004, the fee is charged at a rate of 0.75% of average daily net assets if assets in the Matthews Asian Funds complex (the “complex”) are up to $2 billion. The rate is reduced to 0.70% of average daily net assets if assets in the complex are between $2 billion and $5 billion and reduced to 0.65% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.6834% of average daily net assets, and for assets between $4 and $5 billion to 0.6667% of average daily net assets. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers, including the Chief Compliance Officer, serve without direct compensation from the Funds. The Funds paid the Independent Trustees $94,500 in aggregate for regular compensation during the year ended December 31, 2005; no special compensation was paid during this period. Investment advisory fees charged and waived, for the year ended December 31, 2005, were as follows:

	VOLUNTARY EXPENSE	GROSS
	LIMITATION	ADVISORY FEES
Matthews Asia Pacific Fund	1.90%	$1,317,630
Matthews Pacific Tiger Fund	1.90%	9,259,208
Matthews Asian Growth and Income Fund	1.90%	10,611,646
Matthews Asian Technology Fund	2.00%	278,441
Matthews China Fund	2.00%	2,818,724
Matthews India Fund	2.00%	37,420
Matthews Japan Fund	2.00%	1,627,360
Matthews Korea Fund	2.00%	1,222,183

	ADVISORY FEES	ADVISORY FEES
	WAIVED PER	WAIVED IN EXCESS
	MANAGEMENT	OF THE EXPENSE	NET
	FEE SCHEDULE	LIMITATION	ADVISORY FEES
Matthews Asia Pacific Fund	($7,803)	$—	$1,309,827
Matthews Pacific Tiger Fund	(55,153)	—	9,204,055
Matthews Asian Growth and Income Fund	(55,677)	—	10,555,969
Matthews Asian Technology Fund	(1,416)	—	277,025
Matthews China Fund	(13,935)	—	2,804,789
Matthews India Fund	(477)	(37,688)	(745)
Matthews Japan Fund	(9,124)	—	1,618,236
Matthews Korea Fund	(6,935)	—	1,215,248
72     MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. At December 31, 2005, the Matthews India Fund had $37,688 available for recoupment by the Advisor.
The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets if assets in the complex are up to $2 billion. The rate is reduced to 0.20% of average daily net assets if assets in the complex are between $2 billion and $5 billion and reduced to 0.15% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.1834% of average daily net assets, and for assets between $4 and $5 billion to 0.1667% of average daily net assets.
Administration and shareholder servicing fees charged and waived, for the year ended December 31, 2005, were as follows:

	GROSS	ADMINISTRATION	NET
	ADMINISTRATION	& SHAREHOLDER	ADMINISTRATION	NET FEES
	& SHAREHOLDER	SERVICING FEES	& SHAREHOLDER	IN BASIS
	SERVICING FEES	WAIVED	SERVICING FEES	POINTS
Matthews Asia Pacific Fund	$410,564	($7,803)	$402,761	0.22%
Matthews Pacific Tiger Fund	2,884,910	(55,153)	2,829,757	0.22%
Matthews Asian Growth and Income Fund	3,313,544	(55,677)	3,257,867	0.22%
Matthews Asian Technology Fund	87,004	(1,416)	85,588	0.22%
Matthews China Fund	881,031	(13,935)	867,096	0.22%
Matthews India Fund	11,448	(477)	10,971	0.22%
Matthews Japan Fund	507,738	(9,124)	498,614	0.22%
Matthews Korea Fund	381,176	(6,935)	374,241	0.22%
The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the year ended December 31, 2005 are reflected in the Statement of Operations as follows:

		ADMINISTRATION &
	TRANSFER	SHAREHOLDER
	AGENT FEES	SERVICING FEES	TOTAL
Matthews Asia Pacific Fund	$216,889	$108,445	$325,334
Matthews Pacific Tiger Fund	1,524,313	762,156	2,286,469
Matthews Asian Growth and Income Fund	1,749,288	874,644	2,623,932
Matthews Asian Technology Fund	45,862	22,931	68,793
Matthews China Fund	464,685	232,342	697,027
Matthews India Fund	5,866	2,933	8,799
Matthews Japan Fund	267,860	133,930	401,790
Matthews Korea Fund	201,091	100,544	301,635
PFPC Inc. (“PFPC”), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC Transfer Agency services for the year ended December 31, 2005 were $674,086. Beginning September 1, 2005, PFPC agreed to waive a portion of its Administration & Accounting services fees. The waiver is $25,000 annually and is allocated evenly across the Funds. Total fees accrued by the Funds and waived by PFPC for Administration & Accounting services for the year ended December 31, 2005 were as follows:
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	GROSS	ADMINISTRATION &	NET
	ADMINISTRATION &	ACCOUNTING FEES	ADMINISTRATION &
	ACCOUNTING FEES	WAIVED	ACCOUNTING FEES
Matthews Asia Pacific Fund	$63,237	($1,114)	$62,123
Matthews Pacific Tiger Fund	444,270	(1,114)	443,156
Matthews Asian Growth and Income Fund	512,499	(1,114)	511,385
Matthews Asian Technology Fund	13,474	(1,114)	12,360
Matthews China Fund	136,532	(1,114)	135,418
Matthews India Fund	1,699	(538)	1,161
Matthews Japan Fund	78,400	(1,114)	77,286
Matthews Korea Fund	58,817	(1,114)	57,703
The Bank of New York serves as custodian to the Trust. PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.
3.	INVESTMENT TRANSACTIONS
Investment transactions for the year ended December 31, 2005, excluding short-term investments, were as follows:

		PROCEEDS
	PURCHASES	FROM SALES
Matthews Asia Pacific Fund	$162,181,936	$28,475,306
Matthews Pacific Tiger Fund	913,807,358	38,390,297
Matthews Asian Growth and Income Fund	566,821,983	289,315,911
Matthews Asian Technology Fund	15,082,735	11,489,545
Matthews China Fund	45,437,207	54,561,431
Matthews India Fund	72,512,579	—
Matthews Japan Fund	165,187,767	47,200,922
Matthews Korea Fund	67,325,656	16,995,458
TAX INFORMATION ( U n a u d i t e d )
1.	QUALIFIED DIVIDEND INCOME
The Funds designate a portion of the income dividends distributed during the year ended December 31, 2005, as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

QDI PORTION
Matthews Asia Pacific Fund	100.00%
Matthews Pacific Tiger Fund	68.26%
Matthews Asian Growth and Income Fund	40.41%
Matthews China Fund	65.94%
Matthews Japan Fund	100.00%
2.	LONG-TERM CAPITAL GAIN DIVIDENDS
The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2005 as follows:

LONG-TERM
CAPITAL GAINS
Matthews Pacific Tiger Fund	$7,637,139
Matthews Asian Growth and Income Fund	66,262,415
Matthews Korea Fund	4,283,753
3.	FOREIGN TAXES PAID
The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended December 31, 2005 as follows:

	FOREIGN DIVIDEND INCOME	FOREIGN TAXES PAID
Matthews Asia Pacific Fund	$1,829,874	$220,209
Matthews Pacific Tiger Fund	9,964,697	1,429,310
Matthews Asian Growth and Income Fund	17,345,828	2,375,430
Matthews Japan Fund	2,796,819	195,777
74     MATTHEWS ASIAN FUNDS

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)
The Funds have retained Matthews International Capital Management, LLC (the “Advisor”) to manage their assets pursuant to an Investment Advisory Agreement with Matthews Asian Funds (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.
At a meeting held on August 12, 2005, the Board considered the approval of the Advisory Agreement, and approved the Advisory Agreement, to be effective with respect to the Matthews India Fund upon commencement of the operations of the Fund, and considered the continuance of the Advisory Agreement, and approved the continuance of the Advisory Agreement, with respect to each other Fund, for an additional one-year period ending August 31, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board’s determinations as summarized below. Below is a summary of the factors considered by the Board approving the Advisory Agreement with respect to the Matthews India Fund and approving the continuance of the Advisory Agreement with respect to each other Fund.
■	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the experience and qualifications of the personnel at the Advisor who are and would be responsible for providing services to the Funds and who are and would be responsible for the daily management of the Funds’ investment objectives, and also reviewed significant recent additions to the Advisor’s personnel. The Board considered the Advisor’s succession plan in the event key personnel are no longer employed by the Advisor and the Advisor’s disaster recovery and business continuity plan, as well as the additional efforts the Advisor is in the process of implementing with respect to its disaster recovery plan. The Board also considered the Chief Compliance Officer’s report regarding the compliance resources, programs and structures of the Advisor, including the compliance records of the Advisor and the supervision of the Funds’ transfer agent by the Advisor. The Board also noted that the extent of the Advisor’s resources committed to marketing and distribution was consistent with responsible Fund growth. The Board took note of the fact that the Advisor had added personnel in key positions and believes that hiring and retaining good personnel and top executives requires a long-term vision for the Funds. The Board concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

■	The investment performance of the Advisor. The Trustees reviewed the anticipated performance of the Matthews India Fund within its first year of operations and thereafter. The Trustees also reviewed short-term and long-term performance of each of the other Funds, on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees also reviewed both the Lipper and Morningstar rankings for each of the Funds.
For Matthews Asian Growth and Income Fund, it was noted that the Fund is the top-performing fund for the five-year, 10-year and since-inception periods in comparison to both the benchmark
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APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (continued)
indices and its peer funds. The Fund also outperformed both the benchmark indices and the average performance of its peer funds in the three-year period. The Board also noted the Fund’s positive absolute performance over every period measured.
For Matthews Pacific Tiger Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the three-year, five-year and 10-year periods, and the Fund outperformed all of the benchmark indices for the three-year, five-year, 10-year and since-inception periods. The Fund marginally underperformed the average performance of its peer funds and one of the benchmark indices, and outperformed another of the benchmark indices, in the one-year period. The Board also noted the Fund’s positive absolute performance over every period measured.
For Matthews Korea Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year, five-year and 10-year periods, and the Fund outperformed all of the benchmark indices for the five-year, 10-year and since-inception periods. The Fund also outperformed two of the three benchmark indices for the one-year and three-year periods. The Board also noted the Fund’s positive absolute performance over every period measured.
For Matthews Asia Pacific Fund, it was noted that, as a relatively new Fund, there was less performance history to measure, but even so, the Fund’s performance was more favorable than the average return of its peer funds over the one-year period, and the Fund outperformed the benchmark indices for the one-year and since-inception periods. The Board also noted the Fund’s positive absolute performance over every period measured.
For Matthews China Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the five-year period, and the Fund outperformed the benchmark indices for the five-year and since-inception periods. The Board also noted the Fund’s positive absolute performance over every period measured. It was noted that the Fund had underperformed its peers and benchmark indices in the one-year and three-year periods, but that the underperformance had been addressed to the Trustees’ satisfaction by the Advisor. The Trustees noted that most of the Fund’s peers compare to different indices and invest in different markets, such as Hong Kong. The Trustees further noted that the Advisor believes that a China-focused strategy is still appropriate for the Fund, while being aware that the Fund must not underperform its peers over long periods of time.
For Matthews Japan Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year and five-year periods, and the Fund outperformed all of the benchmark indices for the three-year, five-year and since-inception periods.
For Matthews Asian Technology Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year and five-year periods, and the Fund outperformed the benchmark indices and a majority of its peer funds for the one-year, three-year and five-year periods. The Fund also outperformed the benchmark indices for the since-inception period.
The Board was satisfied with the Matthews India Fund’s anticipated performance and the other Funds’ overall performance records. The Board also reviewed the Advisor’ trading policies and efforts to obtain best overall execution for the Funds in the various markets where the Funds’ securities are traded. The Board took note of the relatively low turnover rates in the various Funds and the Advisor’s consistent adherence to its investment methodology (fundamental bottom-up driven investment selection).
76     MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005
■	The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Advisor has realized, and expects to continue to realize, economies of scale in managing and administering the Funds as the assets of the Funds grow. The Advisor continues to share economies of scale with the Funds by reaping a certain level of profits but also investing capital back into the company through spending to position the Funds for further growth. The Board considered various categories of expense and the extent to which economies of scale could be expected to be realized with respect to such expense categories. The Board also noted the breakpoints in the administrative and advisory and other fee structures, including voluntary fee waivers of the Advisor’s fees. The Board concluded that the fee structures, including the contractual breakpoints, are reasonable and appropriately result in a sharing of economies of scale at current asset levels and in the future. Nevertheless, the Board considered revisiting this issue in the future as the Funds’ assets grow in excess of the highest existing breakpoint.

■	The costs of the services provided by the Advisor and Others. The Board considered the advisory fees of the Funds, the anticipated total fees and expenses of the Matthews India Fund based on various asset levels in the Funds’ first year of operations and thereafter, and the total fees and expenses of each other Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Board considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers.
For each of Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund and Matthews China Fund, it was noted that the gross advisory fee ratio, the gross management fee (including administration) ratio, the total expense ratio, the operating expense ratio, the shareholder servicing agent expense ratio and the custodian and bookkeeping/administration expense ratio are all lower than most of the funds in each Fund’s peer group.
For Matthews Korea Fund, it was noted that the gross advisory fee ratio, the total expense ratio, the operating expense ratio and the custodian and bookkeeping/administration expense ratio are all lower than most of the funds in the Fund’s peer group. Also, the shareholder servicing agent expense ratio is the lowest among the funds in the Fund’s peer group.
For Matthews Japan Fund, it was noted that the gross advisory fee ratio, the total expense ratio, the operating expense ratio and the shareholder servicing agent expense ratio are all lower than most of the funds in the Fund’s peer group. Also, the custodian and bookkeeping/administration expense ratio is the lowest among the funds in the Fund’s peer group.
For Matthews Asian Technology Fund, it was noted that the gross advisory fee ratio, the total expense ratio, the operating expense ratio and the shareholder servicing agent expense ratio are all lower than most of the funds in the Fund’s peer group.
For Matthews Asia Pacific Fund, it was noted that the gross advisory fee ratio and the total expense ratio are lower than most of the funds in the Fund’s peer group. Also, the operating expense ratio and shareholder servicing agent expense ratio are the lowest among the funds in the Fund’s peer group.
The Board noted that generally the only funds with as low expense ratios as the Funds are much larger, and that the Funds’ expense ratios are as low as certain funds who perform transfer agency services internally even though the Funds use an external transfer agent. The Board also compared the Advisor’s
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APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (continued)
advisory fees with those of the Advisor’s separate accounts and other investment products, noting that the Funds’ advisory fees appeared to be appropriate in comparison and taking into account differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Board considered various specific Fund expenses, including the custody fees and transfer agent fees. The Board noted the Advisor’s efforts that resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced expenses under the voluntary fee waivers, (c) reduced custodian expenses, (d) reduced soft dollar credits, (e) lower commission rates, and (f) reduced transfer agency fees. The Board concluded that the Advisor’s advisory fee ratio, the Matthews India Fund’s anticipated expense ratios and the other Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.
■	The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Board noted that the Advisor’s pretax profit margin appeared to be reasonable in relation to known industry standards; the Advisor is sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, without being excessively profitable. It was noted that the Advisor had years of negative profitability, and now the Advisor is spending increasing amounts on information technology as well as increasing its personnel. The upgrading of the trading, research, compliance, disaster recovery and other technological systems should increase the Advisor’s capacity, speed and reliability in providing services to the Funds, poising the Advisor and the Funds for the next phase of growth. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Funds are and will be limited solely to research benefits received in exchange for “soft dollars.” The Board noted that the Advisor reduced its soft dollar budget to an amount that it believes is necessary to perform its duties and plans to consolidate soft dollar brokerage to only one broker, and that careful scrutiny was being given to the value of research services obtained through soft dollars. After such review, the Board determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides and will provide to the Funds.
No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund, and that each Fund’s shareholders received and would receive reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the approval of the Advisory Agreement with respect to the Matthews India Fund and the continuance of the Advisory Agreement with respect to each other Fund would be in the best interests of each Fund and its shareholders.
The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or the Advisor upon 60 days’ written notice without penalty. The advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.
78      MATTHEWS ASIAN FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of Matthews Asian Funds,
We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds (comprising the Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund, collectively referred to as the “Funds”), including the schedules of investments as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate accounting procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of December 31, 2005, the results of their operations, changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.
TAIT WELLER & BAKER, LLP
Philadelphia, Pennsylvania
January 20, 2006
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TRUSTEES AND OFFICERS OF THE FUNDS (Unaudited)
The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund trustees, is available without charge by calling (800) 789-ASIA [2742] or by visiting the funds’ website, www.matthewsfunds.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

			Number of
	Term of		Portfolios
	Office and		in Fund	Other Trusteeships/
Name, Year of Birth,	Length		Complex	Directorships
Address and Position(s)	of Time	Principal Occupation(s)	Overseen by	(number of portfolios)
Held with Trust	Served[1]	During Past 5 Years	Trustee	Held by Trustee
I N D E P E N D E N T T R U S T E E S

Richard K. Lyons Born 1961 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 1994	Executive Associate Dean (since 2005) and Sylvan Coleman Professor of Finance (since 2004), Acting Dean (2004–2005), Professor (since 1993), Haas School of Business, University of California at Berkeley; Consultant for IMF World Bank, Federal Reserve Bank and Citibank N.A. (since 2000).	8	Director, iShares Fund Complex, consisting of iShares, Inc. (24 portfolios) and iShares Trust (over 70 portfolios) managed by Barclays Global Investors; Trustee, Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 portfolios).

Robert K. Connolly Born 1932 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Trustee	Since 1994	Retired since 1990. Prior thereto: Institutional Sales Manager and Securities Analyst for Barrington Research Associates.	8	None

Toshi Shibano Born 1950 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Toshi Shibano Consulting, Inc. since 1995; Adjunct Associate Professor, Columbia Graduate School of Business since 2001; Adjunct Professor, Thunderbird American Graduate School of International Management since 2000; Faculty, General Electric Corporate Leadership Development Center since 2000; Executive Education Lecturer, Haas School of Business, University of California at Berkeley since 1995.	8	None
I N T E R E S T E D T R U S T E E [2]

David FitzWilliam-Lay Born 1931 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Trustee	Since 1994	Retired in 1993. Prior thereto Chairman of GT Management, PLC, United Kingdom	8	None
80      MATTHEWS ASIAN FUNDS

DECEMBER 31, 2005

Number of
	Term of		Portfolios
	Office and		in Fund	Other Trusteeships/
Name, Year of Birth,	Length		Complex	Directorships
Address and Position(s)	of Time	Principal Occupation(s)	Overseen by	(number of portfolios)
Held with Trust	Served[1]	During Past 5 Years	Trustee	Held by Trustee
OFFICER (S) WHO ARE NOT TRUSTEES[2]
G. Paul Matthews Born 1956 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 President	Since 1994	Chairman and Chief Investment Officer, Matthews International Capital Management, LLC since 1991.	N/A	N/A

Mark W. Headley Born 1959 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Vice President	Since 1999	Chief Executive Officer, President and Portfolio Manager, Matthews International Capital Management, LLC since 2001; President and Portfolio Manager, 1999–2001; Portfolio Manager and Managing Director 1996-1999.	N/A	N/A

Manoj K. Pombra Born 1964 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC since March 2005; Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments, April 2001- March 2005; Senior Financial Reporting Manager, InfoUSA.com, May 2000-March 2001.	N/A	N/A

Andrew T. Foster Born 1974 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Vice President	Since 2005	Director of Research and Portfolio Manager, Matthews International Capital Management, LLC since 2003; Student at INSEAD, Fontainebleau, France; M.B.A, 2001- 2002; Analyst, Matthews International Capital Management, LLC, 1998-2001.	N/A	N/A

John P. McGowan Born 1964 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Chief Operating Officer, Matthews International Capital Management, LLC, since 2004; Chief Operating Officer, Treasurer, and Chief Compliance Officer, Forward Management LLC, 1998-2004.	N/A	N/A

Shai Malka Born 1973 Four Embarcadero Center, Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Senior Manager of Fund Accounting and Operations since 2004; Manager of Fund Accounting (2003-2004, Fund Accountant (2000-2003), Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments, 1999-2000.	N/A	N/A

[1]	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

[2]	These Trustees and officers are considered “interested persons” of the Trust as defined under the 1940 Act either because of an ownership interest in the Advisor or an office held with the Trust. Mr. FitzWilliam-Lay is an interested person because he may be deemed to hold a beneficial interest in the Advisor.

INVESTMENT ADVISOR	ACCOUNT SERVICES
Matthews International Capital Management, LLC	PFPC Inc.
Four Embarcadero Center, Suite 550	P.O. Box 9791
San Francisco, CA 94111	Providence, RI 02940
800-789-ASIA [2742]	800-789-ASIA [2742]

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Paul, Hastings, Janofsky & Walker LLP
One Wall Street	55 Second Street, 24th Floor
New York, NY 10286	San Francisco, CA 94105
800.789.ASIA[2742]       www.matthewsfunds.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
(a)	As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Richard K. Lyons, and that Mr. Lyons is “independent.”

(b)	Professor Richard K. Lyons has been a professor of International Finance at the Haas School of Business at UC Berkeley for 10 years. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his instruction of International Finance at the graduate level. As a student, he completed courses at UC Berkeley in financial and managerial accounting and later received a PhD from M.I.T. in Economics. Mr. Lyons has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.
Item 4. Principal Accountant Fees and Services.
Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,000 for the fiscal year ended 08/31/2004, $58,600 for the four-month stub-year ended 12/31/2004, and $110,250 for the fiscal year ended 12/31/2005.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended 08/31/2004, $0 for the four-month stub-year ended 12/31/2004, and $0 for the fiscal year ended 12/31/2005.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance with IRS Subchapter M, tax advice, and tax planning with regard to the federal and state income tax returns were $7,000 for the fiscal year ended 08/31/2004, and $7,000 for the four-month fiscal stub-year ended 12/31/2004 and $0 for the fiscal year ended 12/31/2005.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended 08/31/2004, $0 for the four-month fiscal stub-year ended 12/31/2004 and $0 for the fiscal year ended 12/31/2005.
(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval of Auditor Services.
Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:
(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.
Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 0.00%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended 08/31/2004, $0 for the four-month fiscal stub-year ended 12/31/2004 and $0 for the fiscal year ended 12/31/2005.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date 3/8/06
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews

G. Paul Matthews, President
(principal executive officer)

Date 3/8/06

By (Signature and Title)*	/s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date 3/8/06

* Print the name and title of each signing officer under his or her signature.